UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

AB GLOBAL BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2023

Date of reporting period: September 30, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

SEP 09.30.23

ANNUAL REPORT

AB GLOBAL BOND FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Global Bond Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL BOND FUND | 1

ANNUAL REPORT

November 6, 2023

This report provides management’s discussion of fund performance for the AB Global Bond Fund for the annual reporting period ended September 30, 2023.

The Fund’s investment objective is to generate current income consistent with preservation of capital.

NAV RETURNS AS OF SEPTEMBER 30, 2023 (unaudited)

	6 Months	12 Months

AB GLOBAL BOND FUND

Class A Shares	-2.63%	1.27%

Class C Shares	-2.99%	0.36%

Advisor Class Shares[1]	-2.51%	1.38%

Class R Shares[1]	-3.15%	0.50%

Class K Shares[1]	-2.85%	0.97%

Class I Shares[1]	-2.66%	1.36%

Class Z Shares[1]	-2.64%	1.40%

Bloomberg Global Aggregate Bond Index (USD hedged)	-1.76%	2.10%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg Global Aggregate Bond Index (USD hedged), for the six- and 12-month periods ended September 30, 2023.

During both periods, all share classes underperformed the benchmark, before sales charges. Over the 12-month period, currency decisions detracted, from long positions in the Japanese yen, Norwegian krone and Chinese renminbi, along with shorts in the South Korean won and Swiss franc were more than gains from a long position in the Polish zloty and shorts in the Australian dollar and New Zealand dollar. Sector allocation contributed to performance, mostly from off-benchmark exposure to US and eurozone high-yield corporate bonds, collateralized loan obligations and emerging-market corporates bonds, along with underweights to US agency mortgages and agency risk-sharing transactions, and an overweight to investment-grade corporate bonds in the eurozone. Sector allocation gains were partially offset by an underweight to US investment-grade corporate bonds. Country allocation (a result of bottom-up security

2 | AB GLOBAL BOND FUND	abfunds.com

analysis combined with fundamental research) also contributed, from an underweight to Japan, overweights to South Korea, the US and Peru, and off-benchmark exposure to Brazil that added more to relative performance than an underweight to China and an overweight to Canada. Security selection among US and eurozone investment-grade corporate bonds, eurozone high-yield corporate bonds and emerging-market corporate bonds contributed more than losses from selection in US high-yields corporate bonds and commercial mortgage-backed securities (“CMBS”). Yield-curve positioning added to performance, from overall positioning in Canada, Australia and the eurozone that contributed more than losses from overall yield-curve positioning in the UK, US and New Zealand.

During the six-month period, currency decisions were the largest detractor to relative performance, as long positions in the Japanese yen, Norwegian krone and South African rand, and a short in the Chilean peso lost more than gains from short positions in the New Zealand dollar and Australian dollar. Country allocation also detracted, mostly from an underweight to China and an overweight to Canada that were partially offset by gains from off-benchmark country exposures in Brazil and Peru. Yield-curve positioning detracted as well, mainly from overall positioning in the UK and New Zealand that was offset by gains from overall positioning in South Korea, Canada and Australia. Sector allocation contributed, from off-benchmark exposures to agency risk-sharing transactions, emerging-market corporate bonds, US and eurozone high-yield corporates, and collateralized loan obligations. Security selection also added to performance, as selections in US and eurozone investment-grade and high-yield corporate bonds outweighed losses from selections among CMBS and emerging-market corporate bonds.

During both periods, the Fund used derivatives in the form of interest rate swaps and futures to manage and hedge duration risk and/or to take active yield-curve positioning. The Fund used currency forwards to hedge foreign currency exposure and to take active currency risk. Credit default swaps were used to hedge credit risk and as a tool to effectively gain exposure to specific sectors. Purchased options were not held during the six-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended September 30, 2023, fixed-income government bond market yields were extremely volatile in all major developed markets, falling in the first half of the period, then rising, particularly when the Fed adjusted its quarterly expectations of interest rates to be higher for longer. Other developed-market treasury yields rose in tandem. Government bond returns in aggregate were positive, as returns rose in Japan, Australia and the eurozone, and fell in the UK, Canada and the US. Most central banks raised interest rates significantly to combat inflation until the last reporting quarter. Overall, developed-market investment-grade corporate bonds significantly outperformed government bonds,

abfunds.com	AB GLOBAL BOND FUND | 3

including in the US and eurozone. High-yield corporate bonds advanced and materially outperformed government bonds—especially in the US and eurozone. Emerging-market local-currency sovereign bonds led risk asset returns, as the US dollar fell against most developed-market currencies and was mixed against emerging-market currencies. Emerging-market hard-currency sovereign and corporate bonds had strong relative positive returns, particularly among high-yield sovereigns and corporates.

The Fund’s Senior Investment Management Team (the “Team”) invests in fixed-income securities with no sector restrictions. The Fund holds debt securities from both developed and emerging markets. The Team’s core fixed-income strategy pursues an attractive risk/return profile by managing currency exposure. The Team utilizes a disciplined investment process, which draws on a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund invests significantly in fixed-income securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the fixed-income securities of companies located in at least three countries. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including US and non-US government and corporate debt securities. The Fund’s investments may be denominated in local currency or US dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

The Adviser actively manages the Fund’s assets in relation to market conditions and general economic conditions and adjusts the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the US dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment-grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

(continued on next page)

4 | AB GLOBAL BOND FUND	abfunds.com

The Fund may invest in mortgage-related and other asset-backed securities; loan participations and assignments; inflation-indexed securities; structured securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest in derivatives, such as options, futures contracts, forwards or swaps.

abfunds.com	AB GLOBAL BOND FUND | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Global Aggregate Bond Index (USD hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

6 | AB GLOBAL BOND FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for

abfunds.com	AB GLOBAL BOND FUND | 7

DISCLOSURES AND RISKS (continued)

the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemption of Fund shares. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

8 | AB GLOBAL BOND FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB GLOBAL BOND FUND | 9

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

9/30/2013 TO 9/30/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Global Bond Fund Class A shares (from 9/30/2013 to 9/30/2023) as compared with the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

10 | AB GLOBAL BOND FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			3.83%

1 Year	1.27%	-2.97%

5 Years	-0.26%	-1.11%

10 Years	1.37%	0.92%

CLASS C SHARES			3.23%

1 Year	0.36%	-0.56%

5 Years	-1.01%	-1.01%

10 Years[2]	0.61%	0.61%

ADVISOR CLASS SHARES[3]			4.26%

1 Year	1.38%	1.38%

5 Years	-0.01%	-0.01%

10 Years	1.63%	1.63%

CLASS R SHARES[3]			1.69%

1 Year	0.50%	0.50%

5 Years	-0.74%	-0.74%

10 Years	0.93%	0.93%

CLASS K SHARES[3]			2.49%

1 Year	0.97%	0.97%

5 Years	-0.40%	-0.40%

10 Years	1.26%	1.26%

CLASS I SHARES[3]			4.22%

1 Year	1.36%	1.36%

5 Years	-0.02%	-0.02%

10 Years	1.64%	1.64%

CLASS Z SHARES[3]			4.27%

1 Year	1.40%	1.40%

5 Years	0.03%	0.03%

Since Inception[4]	1.71%	1.71%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.80%, 1.56%, 0.56%, 1.25%, 0.94%, 0.57% and 0.51% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2023.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 10/15/2013.

abfunds.com	AB GLOBAL BOND FUND | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-2.97%

5 Years	-1.11%

10 Years	0.92%

CLASS C SHARES

1 Year	-0.56%

5 Years	-1.01%

10 Years[1]	0.61%

ADVISOR CLASS SHARES[2]

1 Year	1.38%

5 Years	-0.01%

10 Years	1.63%

CLASS R SHARES[2]

1 Year	0.50%

5 Years	-0.74%

10 Years	0.93%

CLASS K SHARES[2]

1 Year	0.97%

5 Years	-0.40%

10 Years	1.26%

CLASS I SHARES[2]

1 Year	1.36%

5 Years	-0.02%

10 Years	1.64%

CLASS Z SHARES[2]

1 Year	1.40%

5 Years	0.03%

Since Inception[3]	1.71%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

12 | AB GLOBAL BOND FUND	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB GLOBAL BOND FUND | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$973.70	$3.91	0.79%
Hypothetical**	$1,000	$1,021.11	$4.00	0.79%
Class C
Actual	$1,000	$970.10	$7.61	1.54%
Hypothetical**	$1,000	$1,017.35	$7.79	1.54%
Advisor Class
Actual	$1,000	$974.90	$2.67	0.54%
Hypothetical**	$1,000	$1,022.36	$2.74	0.54%
Class R
Actual	$1,000	$968.50	$7.60	1.54%
Hypothetical**	$1,000	$1,017.35	$7.79	1.54%
Class K
Actual	$1,000	$971.50	$5.68	1.15%
Hypothetical**	$1,000	$1,019.30	$5.82	1.15%
Class I
Actual	$1,000	$973.40	$2.77	0.56%
Hypothetical**	$1,000	$1,022.26	$2.84	0.56%
Class Z
Actual	$1,000	$973.60	$2.57	0.52%
Hypothetical**	$1,000	$1,022.46	$2.64	0.52%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO SUMMARY

September 30, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,420.6

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.7% or less in the following security types: Bank Loans, Common Stocks, Emerging Markets–Corporate Bonds, Emerging Markets–Treasuries, Local Governments–Provincial Bonds, Local Governments–Regional Bonds, Local Governments–US Municipal Bonds and Quasi-Sovereigns.

abfunds.com	AB GLOBAL BOND FUND | 15

PORTFOLIO SUMMARY (continued)

September 30, 2023 (unaudited)

1

The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or other investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.4% or less in the following: Belgium, Brazil, Cayman Islands, Chile, Colombia, Czech Republic, Denmark, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Kuwait, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Panama, Peru, Philippines, Poland, Portugal, Qatar, Romania, Saudi Arabia, Singapore, South Africa, Supranational, Sweden, Switzerland, Taiwan, Thailand, United Arab Emirates and Uruguay.

16 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

September 30, 2023

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 44.2%
Australia – 0.7%
Australia Government Bond Series 150 3.00%, 03/21/2047(a)	AUD	14,094	$6,752,868
Series 166 3.00%, 11/21/2033(a)		57,221	32,469,594

			39,222,462

Austria – 2.1%
Republic of Austria Government Bond 0.00%, 02/20/2030(a)	EUR	5,136	4,421,523
0.50%, 02/20/2029(a)		1,896	1,739,140
0.90%, 02/20/2032(a)		121,364	105,474,869
2.90%, 05/23/2029(a)		2,030	2,113,565

			113,749,097

Belgium – 0.4%
Kingdom of Belgium Government Bond Series 84 1.45%, 06/22/2037(a)		25,528	20,534,291

Canada – 5.5%
Canadian Government Bond 2.25%, 12/01/2029	CAD	4,594	3,051,497
2.50%, 12/01/2032		10,675	6,931,879
3.50%, 03/01/2028		403,835	287,625,350

			297,608,726

China – 2.9%
China Government Bond Series INBK 2.80%, 03/24/2029	CNY	181,350	25,060,422
2.80%, 11/15/2032		136,540	18,768,911
3.01%, 05/13/2028		396,870	55,488,295
3.81%, 09/14/2050		365,210	56,475,735

			155,793,363

Finland – 2.2%
Finland Government Bond 2.875%, 04/15/2029(a)	EUR	116,758	121,261,418

Germany – 2.0%
Bundesrepublik Deutschland Bundesanleihe 1.00%, 05/15/2038(a)		27,974	22,669,581
1.80%, 08/15/2053(a)		45,291	36,478,422
3.25%, 07/04/2042(a)		44,510	48,487,107

			107,635,110

abfunds.com	AB GLOBAL BOND FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Indonesia – 0.5%
Indonesia Treasury Bond Series FR87 6.50%, 02/15/2031	IDR	414,116,000	$26,125,079

Italy – 2.1%
Italy Buoni Poliennali Del Tesoro Series 10Y 4.40%, 05/01/2033(a)	EUR	23,001	23,859,594
Series 13Y 4.00%, 04/30/2035(a)		16,125	15,855,537
Series 8Y 4.00%, 10/30/2031(a)		73,331	75,040,362

			114,755,493

Japan – 2.8%
Japan Government Ten Year Bond Series 371 0.40%, 06/20/2033	JPY	4,764,350	30,830,991
Japan Government Thirty Year Bond Series 65 0.40%, 12/20/2049		604,000	3,002,694
Series 68 0.60%, 09/20/2050		3,699,600	19,229,642
Japan Government Twenty Year Bond Series 159 0.60%, 12/20/2036		4,022,550	25,479,974
Series 169 0.30%, 06/20/2039		1,984,250	11,547,407
Series 183 1.40%, 12/20/2042		9,650,800	64,437,155

			154,527,863

Malaysia – 0.4%
Malaysia Government Bond Series 310 4.498%, 04/15/2030	MYR	101,778	22,409,694

Mexico – 1.1%
Mexican Bonos Series M 8.00%, 11/07/2047	MXN	170,038	8,055,494
8.00%, 07/31/2053		587,393	27,580,076
8.50%, 05/31/2029		406,245	21,860,946

			57,496,516

South Korea – 7.8%
Korea Treasury Bond Series 2506 3.125%, 06/10/2025	KRW	280,508,520	205,339,471

18 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2703 2.375%, 03/10/2027	KRW	226,023,900	$159,134,812
Series 2709 3.125%, 09/10/2027		80,708,500	58,026,857

			422,501,140

Spain – 0.9%
Spain Government Bond 3.90%, 07/30/2039(a)	EUR	45,853	46,367,904

Thailand – 0.3%
Thailand Government Bond 3.35%, 06/17/2033	THB	587,756	16,298,980

United Kingdom – 2.9%
United Kingdom Gilt 0.125%, 01/31/2028(a)	GBP	57,466	58,615,340
0.875%, 01/31/2046(a)		47,452	26,721,423
1.25%, 10/22/2041(a)		15,625	10,987,249
1.25%, 07/31/2051(a)		4,547	2,522,324
1.50%, 07/31/2053(a)		15,172	8,834,580
1.75%, 09/07/2037(a)		28,348	24,328,557
3.75%, 01/29/2038(a)		22,999	25,247,071

			157,256,544

United States – 9.6%
U.S. Treasury Bonds 1.125%, 05/15/2040	U.S.$	125,315	71,781,999
1.125%, 08/15/2040		110,345	62,586,305
1.25%, 05/15/2050		118,464	55,752,214
1.75%, 08/15/2041		50,202	31,219,182
1.875%, 02/15/2051		7,363	4,119,772
2.00%, 08/15/2051		24,241	13,968,819
2.375%, 02/15/2042		41,182	28,428,587
U.S. Treasury Notes 1.125%, 08/31/2028		89,593	75,888,066
1.25%, 11/30/2026		58,060	52,099,781
2.75%, 04/30/2027		132,506	123,934,705

			519,779,430

Total Governments - Treasuries (cost $2,677,632,298)			2,393,323,110

CORPORATES - INVESTMENT GRADE – 25.7%
Industrial – 12.0%
Basic – 0.4%
Air Products and Chemicals, Inc. 4.00%, 03/03/2035	EUR	205	210,335
Series E 0.50%, 05/05/2028		175	158,859

abfunds.com	AB GLOBAL BOND FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Amcor UK Finance PLC 1.125%, 06/23/2027	EUR	103	$96,485
Anglo American Capital PLC 2.625%, 09/10/2030(a)	U.S.$	320	255,968
2.625%, 09/10/2030(a)		260	207,975
2.875%, 03/17/2031(a)		316	251,332
5.625%, 04/01/2030(a)		260	250,751
Series E 1.625%, 09/18/2025(a)	EUR	506	510,253
4.75%, 09/21/2032(a)		158	162,962
BHP Billiton Finance Ltd. Series 17 1.50%, 04/29/2030(a)		125	111,364
Braskem Netherlands Finance BV 4.50%, 01/10/2028(a)	U.S.$	250	219,990
4.50%, 01/31/2030(a)		805	652,251
7.25%, 02/13/2033(a)		11,300	10,391,333
8.50%, 01/12/2031(a)		350	347,418
Celanese US Holdings LLC 6.05%, 03/15/2025		25	24,904
6.35%, 11/15/2028		226	223,107
6.55%, 11/15/2030		328	320,926
6.70%, 11/15/2033		123	119,738
Celulosa Arauco y Constitucion SA 3.875%, 11/02/2027		200	179,898
5.50%, 04/30/2049(a)		260	210,116
Dow Chemical Co. (The) 6.90%, 05/15/2053		111	116,392
EIDP, Inc. 4.80%, 05/15/2033		120	111,820
FMC Corp. 6.375%, 05/18/2053		124	108,978
Freeport Indonesia PT 4.763%, 04/14/2027(a)		320	303,568
5.315%, 04/14/2032(a)		634	570,727
Fresnillo PLC 4.25%, 10/02/2050(a)		240	166,800
GC Treasury Center Co., Ltd. 2.98%, 03/18/2031(a)		310	244,227
4.40%, 03/30/2032(a)		200	170,364
Glencore Capital Finance DAC Series E 1.125%, 03/10/2028(a)	EUR	451	411,433
Glencore Funding LLC 5.40%, 05/08/2028(a)	U.S.$	136	132,571
5.70%, 05/08/2033(a)		660	625,015
6.125%, 10/06/2028(a)		121	120,746

20 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.375%, 10/06/2030(a)	U.S.$	121	$120,543
6.50%, 10/06/2033(a)		334	333,358
Gold Fields Orogen Holdings BVI Ltd. 6.125%, 05/15/2029(a)		200	194,082
Industrias Penoles SAB de CV 4.75%, 08/06/2050(a)		230	171,541
Inversiones CMPC SA 3.00%, 04/06/2031(a)		210	166,499
LG Chem Ltd. 2.375%, 07/07/2031(a)		510	396,581
LYB International Finance II BV 0.875%, 09/17/2026	EUR	214	203,964
MEGlobal BV 2.625%, 04/28/2028(a)	U.S.$	760	655,447
Nucor Corp. 4.30%, 05/23/2027		128	122,710
Orbia Advance Corp. SAB de CV 2.875%, 05/11/2031(a)		280	216,941
POSCO 5.75%, 01/17/2028(a)		200	198,758
Rio Tinto Finance USA PLC 5.125%, 03/09/2053		120	109,537
SABIC Capital I BV 2.15%, 09/14/2030(a)		260	210,790
Southern Copper Corp. 3.875%, 04/23/2025		180	172,492
5.875%, 04/23/2045		170	158,232
7.50%, 07/27/2035		200	218,650
Suzano Austria GmbH Series DM3N 3.125%, 01/15/2032		300	229,950
UPL Corp., Ltd. 4.50%, 03/08/2028(a)		240	207,259
4.625%, 06/16/2030(a)		380	304,000
Vale Overseas Ltd. 3.75%, 07/08/2030		590	502,137

			22,882,077

Capital Goods – 0.1%
3M Co. 1.50%, 06/02/2031	EUR	268	228,870
CNH Industrial Capital LLC 1.45%, 07/15/2026	U.S.$	205	182,478
5.50%, 01/12/2029		122	119,883
CNH Industrial Finance Europe SA Series E 1.625%, 07/03/2029(a)	EUR	261	239,355
1.75%, 09/12/2025(a)		210	212,839

abfunds.com	AB GLOBAL BOND FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CRH SMW Finance DAC Series E 4.00%, 07/11/2027(a)	EUR	190	$200,421
4.00%, 07/11/2031(a)		100	103,043
Heidelberg Materials AG 3.75%, 05/31/2032(a)		203	197,669
Heidelberg Materials Finance Luxembourg SA Series E 1.75%, 04/24/2028(a)		180	171,558
John Deere Capital Corp. 4.70%, 06/10/2030	U.S.$	267	256,382
4.75%, 01/20/2028		430	421,526
Lennox International, Inc. 5.50%, 09/15/2028		609	597,779
Lockheed Martin Corp. 4.45%, 05/15/2028		122	117,923
5.20%, 02/15/2055		314	290,453
5.70%, 11/15/2054		295	293,876
5.90%, 11/15/2063		521	529,726
Metso Oyj Series E 0.875%, 05/26/2028(a)	EUR	179	162,179
nVent Finance SARL 5.65%, 05/15/2033	U.S.$	123	114,840
Otis Worldwide Corp. 5.25%, 08/16/2028		122	119,788
Regal Rexnord Corp. 6.05%, 02/15/2026(a)		605	597,245
6.05%, 04/15/2028(a)		408	396,679
6.30%, 02/15/2030(a)		326	315,914
6.40%, 04/15/2033(a)		74	71,237
Safran SA 0.125%, 03/16/2026(a)	EUR	500	482,129
Schneider Electric SE Series E 0.25%, 09/09/2024(a)		100	102,298
St. Marys Cement, Inc./Canada 5.75%, 01/28/2027(a)	U.S.$	440	427,974
Trane Technologies Financing Ltd. 3.80%, 03/21/2029		586	541,060
5.25%, 03/03/2033		42	40,703
UltraTech Cement Ltd. 2.80%, 02/16/2031(a)		410	321,907

			7,857,734

22 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.80%, 03/01/2050	U.S.$	330	$229,832
5.375%, 05/01/2047		3,160	2,410,724
5.75%, 04/01/2048		245	195,686
6.484%, 10/23/2045		115	100,301
Comcast Corp. 3.90%, 03/01/2038		230	186,730
4.049%, 11/01/2052		300	223,015
4.65%, 07/15/2042		210	176,836
Cox Communications, Inc. 4.50%, 06/30/2043(a)		155	115,688
5.45%, 09/15/2028(a)		6,638	6,519,764
5.70%, 06/15/2033(a)		3,750	3,608,202
Discovery Communications LLC 5.20%, 09/20/2047		5,866	4,435,215
Fox Corp. 3.50%, 04/08/2030		190	164,591
5.476%, 01/25/2039		240	207,379
Grupo Televisa SAB 6.625%, 01/15/2040		350	340,120
Informa PLC Series E 2.125%, 10/06/2025(a)	EUR	496	502,249
Interpublic Group of Cos., Inc. (The) 3.375%, 03/01/2041	U.S.$	105	69,419
4.75%, 03/30/2030		175	162,219
5.375%, 06/15/2033		8,864	8,273,147
ITV PLC 1.375%, 09/26/2026(a)	EUR	517	501,556
JCDecaux SE 1.625%, 02/07/2030(a)		100	86,373
2.625%, 04/24/2028(a)		200	193,884
Meta Platforms, Inc. 4.45%, 08/15/2052	U.S.$	160	126,616
4.65%, 08/15/2062		92	72,844
5.60%, 05/15/2053		124	117,440
Paramount Global 4.20%, 05/19/2032		2,305	1,832,469
4.95%, 01/15/2031		9,590	8,233,942
Prosus NV 1.207%, 01/19/2026(a)	EUR	166	160,238
1.539%, 08/03/2028(a)		230	198,192
3.257%, 01/19/2027(a)	U.S.$	250	221,563
3.68%, 01/21/2030(a)		970	780,588
3.832%, 02/08/2051(a)		200	110,019

abfunds.com	AB GLOBAL BOND FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

TDF Infrastructure SASU 5.625%, 07/21/2028(a)	EUR	300	$318,085
Tencent Holdings Ltd. 2.39%, 06/03/2030(a)	U.S.$	510	408,928
Time Warner Cable LLC 5.25%, 07/15/2042	GBP	100	96,427
Warnermedia Holdings, Inc. 3.755%, 03/15/2027	U.S.$	4,535	4,186,070
4.279%, 03/15/2032		38	32,250
5.05%, 03/15/2042		190	146,972
Weibo Corp. 3.50%, 07/05/2024		290	283,072

			46,028,645

Communications -Telecommunications – 1.3%
America Movil SAB de CV 2.875%, 05/07/2030		340	283,703
AT&T, Inc. 3.55%, 09/15/2055		320	196,151
Bell Telephone Co. of Canada or Bell Canada (The) 3.00%, 03/17/2031	CAD	2,381	1,457,395
4.55%, 02/09/2030		1,318	910,434
5.15%, 02/09/2053		3,297	2,144,062
5.85%, 11/10/2032		7,893	5,790,401
CK Hutchison Group Telecom Finance SA 1.125%, 10/17/2028(a)	EUR	16,235	14,754,275
Corning, Inc. 3.875%, 05/15/2026		12,766	13,375,459
Eutelsat SA 1.50%, 10/13/2028(a)		300	235,535
HKT Capital No. 4 Ltd. 3.00%, 07/14/2026(a)	U.S.$	490	454,338
Koninklijke KPN NV Series G 0.625%, 04/09/2025(a)	EUR	500	502,490
NTT Finance Corp. Series E 0.082%, 12/13/2025(a)		521	507,062
0.399%, 12/13/2028(a)		109	96,317
O2 Telefonica Deutschland Finanzierungs GmbH 1.75%, 07/05/2025(a)		500	504,658
Ooredoo International Finance Ltd. 2.625%, 04/08/2031(a)	U.S.$	740	615,732

24 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Orange SA Series E 2.375%, 01/15/2025(a)(b)	EUR	200	$201,178
PLDT, Inc. 2.50%, 01/23/2031(a)	U.S.$	870	688,631
SingTel Group Treasury Pte Ltd. Series E 2.375%, 08/28/2029(a)		290	246,355
T-Mobile USA, Inc. 2.625%, 04/15/2026		200	184,923
5.75%, 01/15/2034		10,322	10,069,518
TDC Net A/S Series E 5.618%, 02/06/2030(a)	EUR	237	244,508
TELUS Corp. 5.25%, 11/15/2032	CAD	17,222	12,021,903
Verizon Communications, Inc. 1.875%, 09/19/2030	GBP	355	336,938
4.25%, 10/31/2030	EUR	250	262,910
Vodafone Group PLC 4.20%, 12/13/2027(a)	AUD	3,570	2,178,132
5.125%, 06/19/2059	U.S.$	250	199,180
Series E 3.00%, 08/12/2056(a)	GBP	100	65,215

			68,527,403

Consumer Cyclical - Automotive – 0.9%
American Honda Finance Corp. 4.60%, 04/17/2030	U.S.$	533	505,493
5.00%, 05/23/2025		110	108,762
Series G 5.125%, 07/07/2028		123	121,110
5.25%, 07/07/2026		123	122,234
Aptiv PLC 1.50%, 03/10/2025	EUR	210	213,444
Aptiv PLC/Aptiv Corp. 4.15%, 05/01/2052	U.S.$	79	55,061
BMW US Capital LLC 5.05%, 08/11/2028(a)		123	120,351
5.15%, 08/11/2033(a)		123	117,022
5.30%, 08/11/2025(a)		123	122,344
Ford Motor Co. 6.10%, 08/19/2032		90	84,811
General Motors Co. 5.00%, 10/01/2028		265	252,468
5.40%, 10/15/2029		122	115,996
5.40%, 04/01/2048		676	533,359
5.60%, 10/15/2032		122	113,583

abfunds.com	AB GLOBAL BOND FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

General Motors Financial Co., Inc. 2.70%, 06/10/2031	U.S.$	15	$11,481
2.75%, 06/20/2025		461	434,234
5.40%, 04/06/2026		123	120,403
5.80%, 06/23/2028		236	230,399
5.85%, 04/06/2030		310	296,771
6.00%, 01/09/2028		119	117,447
6.40%, 01/09/2033		119	115,954
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)		14,185	12,651,075
3.35%, 06/08/2025(a)		335	317,684
5.125%, 04/05/2026(a)	EUR	228	243,803
6.50%, 03/10/2028(a)	U.S.$	613	605,888
Honda Motor Co., Ltd. 2.534%, 03/10/2027		657	597,602
Hyundai Capital America 1.30%, 01/08/2026(a)		365	328,818
2.375%, 10/15/2027(a)		590	511,193
5.68%, 06/26/2028(a)		6,331	6,188,468
5.80%, 06/26/2025(a)		100	99,573
5.95%, 09/21/2026(a)		122	121,654
6.10%, 09/21/2028(a)		86	85,426
Hyundai Motor Manufacturing Indonesia PT Series E 1.75%, 05/06/2026(a)		250	223,387
Kia Corp. 2.75%, 02/14/2027(a)		290	262,345
3.50%, 10/25/2027(a)		230	210,108
Lear Corp. 3.50%, 05/30/2030		1,102	935,979
Mercedes-Benz Finance North America LLC 4.80%, 03/30/2026(a)		220	216,116
5.10%, 08/03/2028(a)		619	606,188
5.20%, 08/03/2026(a)		150	148,487
Nissan Motor Acceptance Co., LLC 1.85%, 09/16/2026(a)		3,120	2,713,955
2.00%, 03/09/2026(a)		4,070	3,637,607
2.45%, 09/15/2028(a)		5,328	4,312,059
2.75%, 03/09/2028(a)		255	213,477
6.95%, 09/15/2026(a)		122	122,821
7.05%, 09/15/2028(a)		122	121,913
RCI Banque SA Series E 1.75%, 04/10/2026(a)	EUR	521	514,952

26 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Stellantis NV Series E 4.25%, 06/16/2031(a)	EUR	300	$304,745
Toyota Motor Credit Corp. 5.00%, 08/14/2026	U.S.$	616	609,704
5.25%, 09/11/2028		610	606,472
5.60%, 09/11/2025		122	122,225
Volkswagen Financial Services NV Series E 0.875%, 02/20/2025(a)	GBP	100	113,557
Volkswagen International Finance NV 3.748%, 12/28/2027(a)(b)	EUR	8,100	7,390,131
3.875%, 06/14/2027(a)(b)		300	280,497
3.875%, 06/17/2029(a)(b)		100	87,232
4.125%, 11/16/2038(a)		100	94,853
Series 10Y 1.875%, 03/30/2027(a)		100	96,687
Series E 0.875%, 09/22/2028(a)		400	354,291

			49,963,699

Consumer Cyclical - Entertainment – 0.3%
CPUK Finance Ltd. Series E 3.588%, 08/28/2025(a)	GBP	275	317,578
Hasbro, Inc. 3.55%, 11/19/2026	U.S.$	16,941	15,760,752
3.90%, 11/19/2029		300	265,467

			16,343,797

Consumer Cyclical - Other – 0.3%
GENM Capital Labuan Ltd. 3.882%, 04/19/2031(a)		1,298	1,019,047
Gohl Capital Ltd. 4.25%, 01/24/2027(a)		340	312,433
Hyatt Hotels Corp. 5.75%, 01/30/2027		123	122,277
Imerys SA Series E 1.50%, 01/15/2027(a)	EUR	500	483,381
Marriott International, Inc./MD 4.90%, 04/15/2029	U.S.$	298	284,036
5.45%, 09/15/2026		611	605,357
5.55%, 10/15/2028		878	865,496
Series HH 2.85%, 04/15/2031		3,661	2,943,813
MDC Holdings, Inc. 2.50%, 01/15/2031		315	235,560
6.00%, 01/15/2043		8,502	7,123,328

abfunds.com	AB GLOBAL BOND FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nissan Motor Co., Ltd. 2.652%, 03/17/2026(a)	EUR	125	$125,971
NVR, Inc. 3.00%, 05/15/2030	U.S.$	699	582,514
Owens Corning 7.00%, 12/01/2036(c)		50	52,813
PulteGroup, Inc. 6.375%, 05/15/2033		182	182,746
Toll Brothers Finance Corp. 4.35%, 02/15/2028		185	171,649

			15,110,421

Consumer Cyclical - Restaurants – 0.0%
McDonald’s Corp. 5.15%, 09/09/2052		120	107,450
5.45%, 08/14/2053		123	115,194

			222,644

Consumer Cyclical - Retailers – 0.5%
Alimentation Couche-Tard, Inc. 1.875%, 05/06/2026(a)	EUR	506	503,244
AutoNation, Inc. 3.80%, 11/15/2027	U.S.$	3,867	3,471,737
3.85%, 03/01/2032		572	464,535
AutoZone, Inc. 5.20%, 08/01/2033		620	579,875
CK Hutchison Europe Finance 21 Ltd. 0.75%, 11/02/2029(a)	EUR	245	208,000
CK Hutchison International 21 Ltd. 2.50%, 04/15/2031(a)	U.S.$	790	632,872
Dick’s Sporting Goods, Inc. 3.15%, 01/15/2032		688	528,994
4.10%, 01/15/2052		595	361,958
Dollarama, Inc. 5.533%, 09/26/2028	CAD	6,832	5,022,225
Falabella SA 3.75%, 10/30/2027(a)	U.S.$	979	840,716
Home Depot, Inc. (The) 3.50%, 09/15/2056		194	131,420
4.50%, 12/06/2048		370	310,065
4.95%, 09/15/2052		461	412,309
5.875%, 12/16/2036		507	521,765
Lowe’s Cos., Inc. 4.05%, 05/03/2047		360	265,038
5.625%, 04/15/2053		120	109,076
5.75%, 07/01/2053		122	113,858
5.80%, 09/15/2062		484	439,173

28 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PVH Corp. 3.125%, 12/15/2027(a)	EUR	100	$99,505
3.625%, 07/15/2024(a)		481	506,519
4.625%, 07/10/2025	U.S.$	185	178,570
TJX Cos., Inc. (The) 2.25%, 09/15/2026		591	543,029
Tractor Supply Co. 5.25%, 05/15/2033		124	116,752
VF Corp. 0.25%, 02/25/2028	EUR	100	87,278
2.95%, 04/23/2030	U.S.$	10,265	8,082,799
Series E 4.25%, 03/07/2029	EUR	3,110	3,179,503
Walmart, Inc. 4.00%, 04/15/2026	U.S.$	270	262,715

			27,973,530

Consumer Non-Cyclical – 1.6%
Altria Group, Inc. 3.125%, 06/15/2031	EUR	8,168	7,347,461
3.70%, 02/04/2051	U.S.$	467	288,540
3.875%, 09/16/2046		160	103,924
4.00%, 02/04/2061		621	394,450
4.80%, 02/14/2029		135	128,374
American Medical Systems Europe BV 1.375%, 03/08/2028	EUR	180	169,958
Amgen, Inc. 4.20%, 02/22/2052	U.S.$	220	164,243
4.40%, 05/01/2045		225	178,034
4.40%, 02/22/2062		195	144,593
4.663%, 06/15/2051		360	290,967
4.875%, 03/01/2053		720	600,486
Anheuser-Busch InBev SA/NV Series E 2.75%, 03/17/2036(a)	EUR	100	90,989
9.75%, 07/30/2024(a)	GBP	335	421,309
Archer-Daniels-Midland Co. 4.535%, 03/26/2042	U.S.$	91	76,952
5.935%, 10/01/2032		190	196,148
Asahi Group Holdings Ltd. 0.336%, 04/19/2027(a)	EUR	535	496,951
0.541%, 10/23/2028(a)		109	96,888
Astrazeneca Finance LLC 1.20%, 05/28/2026	U.S.$	51	45,799
1.75%, 05/28/2028		402	343,729
AstraZeneca PLC 3.125%, 06/12/2027		80	74,335
Avery Dennison Corp. 5.75%, 03/15/2033		602	588,533

abfunds.com	AB GLOBAL BOND FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BAT Capital Corp. 4.54%, 08/15/2047	U.S.$	21	$14,447
6.343%, 08/02/2030		124	122,125
6.421%, 08/02/2033		147	142,603
7.079%, 08/02/2043		428	410,416
7.081%, 08/02/2053		124	117,020
7.75%, 10/19/2032		115	121,469
BAT International Finance PLC 4.448%, 03/16/2028		153	142,458
Series E 2.25%, 01/16/2030(a)	EUR	144	128,450
2.25%, 09/09/2052(a)	GBP	110	52,468
Becton Dickinson Euro Finance SARL 0.334%, 08/13/2028	EUR	370	327,516
Biogen, Inc. 4.05%, 09/15/2025	U.S.$	620	598,635
Boston Scientific Corp. 0.625%, 12/01/2027	EUR	310	286,630
Bristol-Myers Squibb Co. 3.90%, 03/15/2062	U.S.$	570	399,420
Cardinal Health, Inc. 3.41%, 06/15/2027		582	536,597
4.90%, 09/15/2045		250	200,431
Cargill, Inc. 3.875%, 04/24/2030(a)	EUR	14,639	15,197,042
4.375%, 04/22/2052(a)	U.S.$	311	251,554
Cencora, Inc. 2.80%, 05/15/2030		245	205,218
Cencosud SA 4.375%, 07/17/2027(a)		230	212,357
Cia Cervecerias Unidas SA 3.35%, 01/19/2032(a)		200	163,208
Cigna Group (The) 1.25%, 03/15/2026		362	325,720
3.40%, 03/15/2050		375	246,702
4.50%, 02/25/2026		369	358,761
4.80%, 08/15/2038		574	504,915
4.80%, 07/15/2046		193	160,130
4.90%, 12/15/2048		133	112,097
5.40%, 03/15/2033		120	116,234
Coca-Cola Co. (The) 0.125%, 03/09/2029	EUR	180	156,769
0.375%, 03/15/2033		119	91,515
1.25%, 03/08/2031		109	96,787
CVS Health Corp. 4.78%, 03/25/2038	U.S.$	295	253,823
5.00%, 02/20/2026		265	260,847

30 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.00%, 01/30/2029	U.S.$	5,256	$5,084,944
5.30%, 06/01/2033		122	115,583
5.625%, 02/21/2053		122	109,067
5.875%, 06/01/2053		122	112,935
DH Europe Finance II SARL 2.60%, 11/15/2029		345	296,739
Diageo Capital BV Series E 1.50%, 06/08/2029(a)	EUR	126	117,606
Diageo Finance PLC Series E 0.125%, 10/12/2023(a)		136	143,649
1.875%, 03/27/2027(a)		235	233,411
Eli Lilly & Co. 1.375%, 09/14/2061		219	108,397
4.95%, 02/27/2063	U.S.$	600	541,980
Fresenius Medical Care US Finance III, Inc. 3.75%, 06/15/2029(a)		190	161,840
Fresenius SE & Co. KGaA Series E 2.875%, 05/24/2030(a)	EUR	262	246,318
5.00%, 11/28/2029(a)		200	213,620
GE HealthCare Technologies, Inc. 5.55%, 11/15/2024	U.S.$	375	373,139
General Mills, Inc. 0.45%, 01/15/2026	EUR	519	506,010
Gilead Sciences, Inc. 2.80%, 10/01/2050	U.S.$	145	86,903
4.80%, 04/01/2044		280	243,242
5.55%, 10/15/2053		609	585,018
HCA, Inc. 2.375%, 07/15/2031		267	204,138
3.375%, 03/15/2029		7,106	6,227,924
5.50%, 06/01/2033		179	169,279
5.50%, 06/15/2047		366	312,314
5.90%, 06/01/2053		124	111,158
Indofood CBP Sukses Makmur Tbk PT 3.398%, 06/09/2031(a)		490	392,186
Ingredion, Inc. 2.90%, 06/01/2030		361	301,249
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 2.50%, 01/15/2027		689	608,387
3.00%, 05/15/2032		73	54,913
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.75%, 03/15/2034(a)		221	214,549

abfunds.com	AB GLOBAL BOND FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Johnson & Johnson 5.85%, 07/15/2038	U.S.$	187	$196,065
Kellogg Co. 1.25%, 03/10/2025	EUR	500	508,041
Kenvue, Inc. 5.20%, 03/22/2063(a)	U.S.$	130	116,962
Koninklijke Philips NV Series E 4.25%, 09/08/2031(a)	EUR	100	103,748
Loblaw Cos. Ltd. 2.284%, 05/07/2030	CAD	4,092	2,487,881
5.008%, 09/13/2032		3,472	2,446,376
6.54%, 02/17/2033(a)		3,182	2,437,811
Mars, Inc. 4.55%, 04/20/2028(a)	U.S.$	123	119,087
McKesson Corp. 1.50%, 11/17/2025	EUR	226	227,098
3.125%, 02/17/2029	GBP	205	220,440
4.90%, 07/15/2028	U.S.$	87	84,915
Merck & Co., Inc. 1.70%, 06/10/2027		608	538,477
2.90%, 12/10/2061		562	322,703
3.90%, 03/07/2039		543	450,403
4.00%, 03/07/2049		170	133,153
4.50%, 05/17/2033		260	243,255
5.00%, 05/17/2053		124	112,994
5.15%, 05/17/2063		191	174,772
Metro Inc/CN 4.657%, 02/07/2033	CAD	11,382	7,812,351
Mondelez International Holdings Netherlands BV 0.75%, 09/24/2024(a)	U.S.$	270	256,970
Nestle Holdings, Inc. 5.00%, 03/14/2028(a)		396	393,646
5.00%, 09/12/2028(a)		610	607,868
5.00%, 09/12/2030(a)		150	147,799
5.00%, 09/12/2033(a)		150	146,282
PepsiCo, Inc. 3.20%, 07/22/2029	GBP	100	110,482
4.65%, 02/15/2053	U.S.$	122	108,441
Pfizer Investment Enterprises Pte Ltd. 4.45%, 05/19/2026		123	120,131
5.30%, 05/19/2053		420	388,682
Pfizer, Inc. 7.20%, 03/15/2039		95	109,365
Philip Morris International, Inc. 4.875%, 02/13/2026		257	252,640

32 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.875%, 02/15/2028	U.S.$	122	$118,169
5.375%, 02/15/2033		122	115,334
5.625%, 11/17/2029		32	31,613
5.625%, 09/07/2033		267	256,832
Pilgrim’s Pride Corp. 3.50%, 03/01/2032		253	195,849
5.875%, 09/30/2027(a)		95	96,451
6.875%, 05/15/2034		775	760,950
Reynolds American, Inc. 5.85%, 08/15/2045		352	291,013
Saputo, Inc. 5.25%, 11/29/2029	CAD	6,857	4,930,797
Sigma Finance Netherlands BV 4.875%, 03/27/2028(a)	U.S.$	350	332,063
Smithfield Foods, Inc. 2.625%, 09/13/2031(a)		315	226,400
Sudzucker International Finance BV 5.125%, 10/31/2027(a)	EUR	200	216,025
Sutter Health 5.164%, 08/15/2033	U.S.$	3,533	3,388,599
Takeda Pharmaceutical Co., Ltd. 3.175%, 07/09/2050		250	158,995
Thermo Fisher Scientific, Inc. 3.20%, 01/21/2026	EUR	169	175,945
4.953%, 08/10/2026	U.S.$	123	121,650
4.977%, 08/10/2030		146	141,928
5.086%, 08/10/2033		123	118,840
Upjohn Finance BV 1.908%, 06/23/2032(a)	EUR	361	294,531
Viatris, Inc. 1.65%, 06/22/2025	U.S.$	247	228,105
Wyeth LLC 5.95%, 04/01/2037		188	192,279
Zoetis, Inc. 5.40%, 11/14/2025		128	127,466

			86,332,197

Energy – 2.3%
Aker BP ASA 6.00%, 06/13/2033(a)		150	145,366
APA Infrastructure Ltd. Series E 2.00%, 03/22/2027(a)	EUR	502	487,474
Apache Corp. 4.25%, 01/15/2030	U.S.$	111	98,362
5.10%, 09/01/2040		180	143,273
BG Energy Capital PLC Series E 5.125%, 12/01/2025(a)	GBP	365	442,436

abfunds.com	AB GLOBAL BOND FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Boardwalk Pipelines LP 3.40%, 02/15/2031	U.S.$	150	$124,410
BP Capital Markets PLC 3.25%, 03/22/2026(a)(b)	EUR	3,699	3,656,568
3.625%, 03/22/2029(a)(b)		12,390	11,410,642
Canadian Natural Resources Ltd. 3.85%, 06/01/2027	U.S.$	140	130,416
Cheniere Energy Partners LP 5.95%, 06/30/2033(a)		133	128,285
Columbia Pipelines Operating Co., LLC 6.036%, 11/15/2033(a)		206	201,251
6.497%, 08/15/2043(a)		617	599,339
ConocoPhillips Co. 4.025%, 03/15/2062		345	247,570
5.05%, 09/15/2033		123	117,747
5.55%, 03/15/2054		328	311,526
5.70%, 09/15/2063		613	582,968
Contemporary Ruiding Development Ltd. 2.625%, 09/17/2030(a)		540	437,891
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)		155	115,971
4.375%, 01/15/2028		185	171,412
4.90%, 06/01/2044		100	73,433
COSL Singapore Capital Ltd. 1.875%, 06/24/2025(a)		200	186,608
Devon Energy Corp. 7.875%, 09/30/2031		622	680,887
7.95%, 04/15/2032		7,650	8,460,889
Diamondback Energy, Inc. 4.25%, 03/15/2052		138	98,110
6.25%, 03/15/2033		115	115,134
6.25%, 03/15/2053		119	113,525
Ecopetrol SA 4.625%, 11/02/2031		914	697,793
6.875%, 04/29/2030		1,505	1,368,045
8.625%, 01/19/2029		3,987	3,991,386
8.875%, 01/13/2033		1,480	1,441,853
El Paso Natural Gas Co., LLC 3.50%, 02/15/2032(a)		63	51,232
Enbridge Pipelines, Inc. 2.82%, 05/12/2031	CAD	4,087	2,460,464
Enbridge, Inc. 6.10%, 11/09/2032		3,461	2,563,287
Energy Transfer LP 4.40%, 03/15/2027	U.S.$	235	222,771
6.125%, 12/15/2045		205	183,066

34 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Eni SpA Series NC5. 2.625%, 10/13/2025(a)(b)	EUR	170	$166,702
Series NC9 3.375%, 07/13/2029(a)(b)		12,030	10,715,175
EQT Corp. 5.70%, 04/01/2028	U.S.$	2,688	2,635,202
Exxon Mobil Corp. 4.227%, 03/19/2040		215	182,823
Hess Corp. 4.30%, 04/01/2027		230	218,462
7.125%, 03/15/2033		9,699	10,221,578
7.875%, 10/01/2029		289	312,708
KazMunayGas National Co. JSC 3.50%, 04/14/2033(a)		810	605,864
4.75%, 04/19/2027(a)		230	215,239
5.375%, 04/24/2030(a)		240	217,786
Kinder Morgan Energy Partners LP 5.00%, 03/01/2043		175	141,055
Kinder Morgan, Inc. 5.45%, 08/01/2052		123	104,265
Series G 7.75%, 01/15/2032		70	75,887
Marathon Oil Corp. 4.40%, 07/15/2027		90	84,628
6.60%, 10/01/2037		190	184,312
Marathon Petroleum Corp. 6.50%, 03/01/2041		143	141,192
Midwest Connector Capital Co., LLC 4.625%, 04/01/2029(a)		288	262,817
MOL Hungarian Oil & Gas PLC 1.50%, 10/08/2027(a)	EUR	539	496,882
MPLX LP 4.875%, 06/01/2025	U.S.$	95	93,145
4.95%, 03/14/2052		516	401,630
5.50%, 02/15/2049		287	242,988
5.65%, 03/01/2053		271	232,815
Oil India International Pte Ltd. 4.00%, 04/21/2027(a)		470	440,225
OMV AG 6.25%, 12/09/2025(a)(b)	EUR	217	234,306
ONEOK, Inc. 3.40%, 09/01/2029	U.S.$	390	338,199
5.20%, 07/15/2048		588	480,881
5.65%, 11/01/2028		101	99,683
6.05%, 09/01/2033		2,142	2,105,054
6.10%, 11/15/2032		25	24,689
6.35%, 01/15/2031		7,429	7,460,545

abfunds.com	AB GLOBAL BOND FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ovintiv, Inc. 5.65%, 05/15/2028	U.S.$	34	$33,258
6.25%, 07/15/2033		3,048	2,950,705
Pioneer Natural Resources Co. 5.10%, 03/29/2026		197	194,461
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/2024		335	325,771
PTTEP Treasury Center Co., Ltd. 2.993%, 01/15/2030(a)		300	258,237
Raizen Fuels Finance SA 5.30%, 01/20/2027(a)		290	279,734
Ras Laffan Liquefied Natural Gas Co., Ltd. 3 5.838%, 09/30/2027(a)		363	361,095
Reliance Industries Ltd. 3.625%, 01/12/2052(a)		300	190,989
SA Global Sukuk Ltd. 1.602%, 06/17/2026(a)		1,000	898,650
Saudi Arabian Oil Co. 2.25%, 11/24/2030(a)		1,100	879,659
2.875%, 04/16/2024(a)		483	473,272
3.25%, 11/24/2050(a)		410	256,353
Schlumberger Finance BV 0.50%, 10/15/2031(a)	EUR	568	458,717
Suncor Energy, Inc. 6.50%, 06/15/2038	U.S.$	426	423,008
6.80%, 05/15/2038		40	40,465
6.85%, 06/01/2039		374	375,808
7.15%, 02/01/2032		75	78,799
Sweihan PV Power Co. PJSC 3.625%, 01/31/2049(a)		475	366,851
Targa Resources Corp. 6.25%, 07/01/2052		454	415,146
Tennessee Gas Pipeline Co., LLC 2.90%, 03/01/2030(a)		250	208,892
Thaioil Treasury Center Co., Ltd. 2.50%, 06/18/2030(a)		530	413,167
TotalEnergies Capital Canada Ltd. Series E 2.125%, 09/18/2029(a)	EUR	500	477,257
TotalEnergies Capital International SA 3.386%, 06/29/2060	U.S.$	76	49,096
TotalEnergies SE 2.00%, 01/17/2027(a)(b)	EUR	11,880	10,983,978
Series NC7 1.625%, 10/25/2027(a)(b)		5,033	4,450,833

36 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

TransCanada PipeLines Ltd. 5.33%, 05/12/2032	CAD	227	$158,781
Transportadora de Gas del Peru SA 4.25%, 04/30/2028(a)	U.S.$	200	187,730
Transportadora de Gas Internacional SA ESP 5.55%, 11/01/2028(a)		410	384,445
Var Energi ASA 5.00%, 05/18/2027(a)		269	255,045
7.50%, 01/15/2028(a)		7,328	7,523,176
8.00%, 11/15/2032(a)		5,514	5,769,368
Vier Gas Transport GmbH Series DIP 1.50%, 09/25/2028(a)	EUR	500	466,287
Western Midstream Operating LP 6.35%, 01/15/2029	U.S.$	603	604,852
Williams Cos., Inc. (The) 5.30%, 08/15/2028		123	120,224
5.30%, 08/15/2052		123	104,652
Woodside Finance Ltd. 3.65%, 03/05/2025(a)		123	118,657
3.70%, 09/15/2026(a)		628	589,145
4.50%, 03/04/2029(a)		531	490,582

			124,015,272

Other Industrial – 0.1%
Alfa Desarrollo SpA 4.55%, 09/27/2051(a)		308	209,993
CITIC Ltd. Series E 2.85%, 02/25/2030(a)		250	211,163
Ferguson Finance PLC 4.25%, 04/20/2027(a)		624	593,230
4.65%, 04/20/2032(a)		624	562,019
LKQ Corp. 5.75%, 06/15/2028(a)		115	112,357
6.25%, 06/15/2033(a)		100	96,725
Massachusetts Institute of Technology 5.60%, 07/01/2111		245	243,297
Mitsubishi Corp. 5.00%, 07/05/2028(a)		618	607,362
Swire Pacific Mtn Financing HK Ltd. Series E 2.875%, 01/30/2030(a)		340	286,487
Technip Energies NV 1.125%, 05/28/2028(a)	EUR	565	516,247

abfunds.com	AB GLOBAL BOND FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Worley US Finance Sub Ltd. Series E 0.875%, 06/09/2026(a)	EUR	531	$506,307

			3,945,187

Services – 0.9%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031	U.S.$	630	491,551
Amazon.com, Inc. 4.10%, 04/13/2062		126	95,897
4.25%, 08/22/2057		360	287,936
4.55%, 12/01/2027		435	425,869
Automatic Data Processing, Inc. 1.70%, 05/15/2028		134	115,609
Booking Holdings, Inc. 4.50%, 11/15/2031	EUR	6,154	6,585,733
4.625%, 04/13/2030	U.S.$	613	581,258
Chicago Parking Meters LLC 4.93%, 12/30/2025(d)		16,500	15,712,915
Global Payments, Inc. 4.875%, 03/17/2031	EUR	8,837	9,097,480
GTCR W-2 Merger Sub LLC 7.50%, 01/15/2031(a)	U.S.$	5,405	5,411,837
ISS Global A/S Series E 0.875%, 06/18/2026(a)	EUR	106	101,944
Mastercard, Inc. 1.00%, 02/22/2029		295	270,099
3.85%, 03/26/2050	U.S.$	400	308,554
4.875%, 03/09/2028		602	596,772
PayPal Holdings, Inc. 2.30%, 06/01/2030		11,698	9,551,153
Rentokil Initial PLC Series E 0.50%, 10/14/2028(a)	EUR	557	493,643
Securitas Treasury Ireland DAC Series E 4.375%, 03/06/2029(a)		100	105,147
Verisk Analytics, Inc. 4.125%, 03/15/2029	U.S.$	230	214,205
5.75%, 04/01/2033		102	101,088

			50,548,690

Technology – 1.4%
AAC Technologies Holdings, Inc. 3.75%, 06/02/2031(a)		290	199,091
Apple, Inc. 0.70%, 02/08/2026		604	543,955

38 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

2.00%, 09/17/2027	EUR	240	$240,037
2.45%, 08/04/2026	U.S.$	575	534,373
2.80%, 02/08/2061		418	244,378
2.85%, 08/05/2061		257	150,496
4.10%, 08/08/2062		224	172,390
Applied Materials, Inc. 1.75%, 06/01/2030		661	528,826
Avnet, Inc. 5.50%, 06/01/2032		609	559,252
6.25%, 03/15/2028		602	599,439
Axiata SPV2 Bhd Series E 2.163%, 08/19/2030(a)		610	491,013
Baidu, Inc. 2.375%, 08/23/2031		320	246,035
CDW LLC/CDW Finance Corp. 2.67%, 12/01/2026		674	607,816
Dell International LLC/EMC Corp. 4.90%, 10/01/2026		915	893,002
6.02%, 06/15/2026		248	248,760
8.35%, 07/15/2046		155	180,514
DXC Capital Funding DAC 0.45%, 09/15/2027(a)	EUR	457	402,895
DXC Technology Co. 1.75%, 01/15/2026		101	99,298
Entegris Escrow Corp. 4.75%, 04/15/2029(a)	U.S.$	9,847	8,845,043
Fidelity National Information Services, Inc. 1.00%, 12/03/2028	EUR	791	710,486
4.50%, 07/15/2025	U.S.$	161	157,092
Fiserv, Inc. 1.625%, 07/01/2030	EUR	6,152	5,450,521
2.25%, 07/01/2025	GBP	250	287,624
5.625%, 08/21/2033	U.S.$	6,394	6,196,864
Foxconn Far East Ltd. Series E 2.50%, 10/28/2030(a)		200	160,222
Hewlett Packard Enterprise Co. 1.75%, 04/01/2026		598	543,153
Honeywell International, Inc. 4.125%, 11/02/2034	EUR	563	583,939
Series 4Y 3.50%, 05/17/2027		8,717	9,101,541
HP, Inc. 2.65%, 06/17/2031	U.S.$	64	49,905
4.20%, 04/15/2032		345	298,336
5.50%, 01/15/2033		348	326,201

abfunds.com	AB GLOBAL BOND FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intel Corp. 3.15%, 05/11/2027	U.S.$	649	$601,084
3.25%, 11/15/2049		150	95,648
4.75%, 03/25/2050		470	387,377
4.90%, 08/05/2052		124	104,077
4.95%, 03/25/2060		472	400,798
5.625%, 02/10/2043		123	116,956
International Business Machines Corp. 1.70%, 05/15/2027		616	539,299
3.43%, 02/09/2052		135	88,112
3.50%, 05/15/2029		100	90,379
4.00%, 06/20/2042		150	116,360
4.25%, 05/15/2049		100	77,238
4.90%, 07/27/2052		284	239,914
Intuit, Inc. 5.125%, 09/15/2028		611	604,228
5.25%, 09/15/2026		611	609,536
5.50%, 09/15/2053		311	298,072
KLA Corp. 3.30%, 03/01/2050		314	208,858
4.95%, 07/15/2052		119	103,970
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		10,101	8,803,114
Lam Research Corp. 4.00%, 03/15/2029		225	211,376
4.875%, 03/15/2049		563	490,555
Lenovo Group Ltd. 3.421%, 11/02/2030(a)		250	203,488
6.536%, 07/27/2032(a)		220	216,478
Marvell Technology, Inc. 5.75%, 02/15/2029		122	120,888
5.95%, 09/15/2033		122	119,759
Micron Technology, Inc. 5.375%, 04/15/2028		124	119,650
5.875%, 02/09/2033		135	129,014
Microsoft Corp. 2.40%, 08/08/2026		256	237,787
2.675%, 06/01/2060		873	513,042
3.041%, 03/17/2062		779	491,966
4.50%, 02/06/2057		595	522,149
NXP BV/NXP Funding LLC 5.35%, 03/01/2026		445	439,090
Oracle Corp. 1.65%, 03/25/2026		657	594,892
2.30%, 03/25/2028		591	511,494
2.50%, 04/01/2025		561	534,039
3.65%, 03/25/2041		676	482,149

40 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.00%, 07/15/2046	U.S.$	160	$112,908
4.10%, 03/25/2061		551	366,365
4.30%, 07/08/2034		9,860	8,462,856
5.375%, 07/15/2040		377	334,276
Renesas Electronics Corp. 2.17%, 11/25/2026(a)		410	362,294
SK Hynix, Inc. 2.375%, 01/19/2031(a)		2,165	1,627,062
6.25%, 01/17/2026(a)		1,473	1,471,836
Skyworks Solutions, Inc. 3.00%, 06/01/2031		213	165,921
Take-Two Interactive Software, Inc. 5.00%, 03/28/2026		124	121,626
Texas Instruments, Inc. 3.875%, 03/15/2039		165	135,619
4.10%, 08/16/2052		87	68,276
4.90%, 03/14/2033		120	115,953
5.00%, 03/14/2053		120	108,328
TSMC Arizona Corp. 3.875%, 04/22/2027		360	342,151
4.25%, 04/22/2032		380	349,406
4.50%, 04/22/2052		230	195,472
TSMC Global Ltd. 1.375%, 09/28/2030(a)		540	410,821
2.25%, 04/23/2031(a)		410	328,000
Tyco Electronics Group SA 0.00%, 02/16/2029	EUR	135	116,679
Western Digital Corp. 2.85%, 02/01/2029	U.S.$	138	110,604
3.10%, 02/01/2032		2,758	2,017,278
4.75%, 02/15/2026		628	597,655
Wipro IT Services LLC 1.50%, 06/23/2026(a)		250	223,163
Xiaomi Best Time International Ltd. 2.875%, 07/14/2031(a)		460	341,302

			77,561,184

Transportation - Airlines – 0.1%
Alaska Airlines Pass Through Trust Series 2020-1, Class A 4.80%, 08/15/2027(a)		587	562,709
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		856	831,391
4.75%, 10/20/2028(a)		592	563,062
easyJet FinCo BV Series E 1.875%, 03/03/2028(a)	EUR	226	209,579

abfunds.com	AB GLOBAL BOND FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)	U.S.$	281	$279,154
United Airlines Pass Through Trust Series 20-1 5.875%, 10/15/2027		573	567,491

			3,013,386

Transportation - Railroads – 0.0%
Burlington Northern Santa Fe LLC 4.45%, 01/15/2053		124	102,793
Canadian National Railway Co. 3.60%, 08/01/2047	CAD	355	199,643
Canadian Pacific Railway Co. 6.125%, 09/15/2115	U.S.$	235	227,277
Indian Railway Finance Corp., Ltd. 3.249%, 02/13/2030(a)		250	211,330
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		426	368,695
5.875%, 07/05/2034(a)		718	683,959
MTR Corp., Ltd. Series E 1.625%, 08/19/2030(a)		260	205,119
Norfolk Southern Corp. 5.05%, 08/01/2030		270	260,057

			2,258,873

Transportation - Services – 0.9%
Abertis Infraestructuras SA Series E 4.125%, 01/31/2028(a)	EUR	200	209,231
Adani Ports & Special Economic Zone Ltd. 3.10%, 02/02/2031(a)	U.S.$	360	248,494
3.828%, 02/02/2032(a)		290	204,575
Aeroporti di Roma SpA Series E 4.875%, 07/10/2033(a)	EUR	300	305,928
Ashtead Capital, Inc. 5.50%, 08/11/2032(a)	U.S.$	229	211,581
5.95%, 10/15/2033(a)		821	779,509
Autostrade per l’Italia SpA Series E 5.125%, 06/14/2033(a)	EUR	324	335,837
East Japan Railway Co. Series E 4.11%, 02/22/2043(a)		282	278,608
Element Fleet Management Corp. 6.271%, 06/26/2026(a)	U.S.$	618	615,400

42 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ENA Master Trust 4.00%, 05/19/2048(a)	U.S.$	1,716	$1,228,604
ERAC USA Finance LLC 4.60%, 05/01/2028(a)		8,427	8,076,064
4.90%, 05/01/2033(a)		4,900	4,591,860
FedEx Corp. 0.45%, 05/04/2029	EUR	12,816	11,050,655
Gatwick Funding Ltd. Series E 2.50%, 04/15/2030(a)	GBP	4,360	4,318,076
Heathrow Funding Ltd. 2.625%, 03/16/2028(a)		295	302,345
6.45%, 12/10/2031(a)		3,638	4,531,869
Series E 1.50%, 02/11/2030(a)	EUR	536	478,030
2.75%, 10/13/2029(a)	GBP	5,974	6,104,069
HPHT Finance 21 Ltd. 2.00%, 03/19/2026(a)	U.S.$	250	227,935
Penske Truck Leasing Co. LP/PTL Finance Corp. 5.55%, 05/01/2028(a)		123	119,092
5.75%, 05/24/2026(a)		609	599,989
6.05%, 08/01/2028(a)		124	122,472
6.20%, 06/15/2030(a)		369	363,551
Shanghai Port Group BVI Development 2 Co., Ltd. 1.50%, 07/13/2025(a)		500	462,730
Transurban Finance Co. Pty Ltd. Series E 2.00%, 08/28/2025(a)	EUR	100	101,756
TTX Co. 5.50%, 09/25/2026(a)	U.S.$	250	249,469
United Parcel Service, Inc. 4.875%, 03/03/2033		175	168,754

			46,286,483

			648,871,222

Financial Institutions – 11.7%
Banking – 8.7%
AIB Group PLC 6.608%, 09/13/2029(a)		514	512,769
Series E 2.25%, 04/04/2028(a)	EUR	13,249	12,831,204
Ally Financial, Inc. 6.992%, 06/13/2029	U.S.$	127	124,271
American Express Co. 5.282%, 07/27/2029		620	604,365
5.389%, 07/28/2027		620	611,012

abfunds.com	AB GLOBAL BOND FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ANZ New Zealand Int’l Ltd./London 5.355%, 08/14/2028(a)	U.S.$	200	$196,828
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)		275	262,184
Banco de Credito del Peru SA 3.25%, 09/30/2031(a)		510	448,800
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)		450	441,387
Banco Santander SA 4.175%, 03/24/2028		17,400	16,114,589
5.147%, 08/18/2025		200	195,858
5.294%, 08/18/2027		1,000	967,199
6.921%, 08/08/2033		200	192,089
Bangkok Bank PCL/Hong Kong 9.025%, 03/15/2029(a)		440	483,402
Bank Hapoalim BM 3.255%, 01/21/2032(a)		257	219,200
Bank Leumi Le-Israel BM 3.275%, 01/29/2031(a)		290	258,853
7.129%, 07/18/2033(a)		210	205,854
Bank Mandiri Persero Tbk PT Series E 4.75%, 05/13/2025(a)		320	313,235
Bank of America Corp. 2.884%, 10/22/2030		97	80,849
3.194%, 07/23/2030		284	242,686
3.384%, 04/02/2026		68	65,055
3.559%, 04/23/2027		78	73,177
3.824%, 01/20/2028		635	589,356
3.846%, 03/08/2037		240	194,787
3.97%, 03/05/2029		560	512,794
3.974%, 02/07/2030		97	87,060
5.819%, 09/15/2029		611	603,576
5.933%, 09/15/2027		611	606,794
6.204%, 11/10/2028		165	165,713
Series B 8.05%, 06/15/2027		930	980,198
Series E 4.134%, 06/12/2028(a)	EUR	305	318,867
Series L 3.95%, 04/21/2025	U.S.$	562	542,561
Series U 8.806% (SOFR + 3.40%), 10/30/2023(b)(e)		4,156	4,154,999

44 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bank of East Asia Ltd. (The) Series E 6.75%, 03/15/2027(a)	U.S.$	250	$246,522
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)		200	198,624
Series E 0.375%, 05/10/2027	EUR	8,095	7,675,968
5.00%, 07/04/2031(a)		393	415,212
Bank of Montreal 5.717%, 09/25/2028	U.S.$	610	603,790
5.92%, 09/25/2025		122	121,727
Bank of Nova Scotia (The) Series E 0.125%, 09/04/2026(a)	EUR	531	502,020
0.25%, 11/01/2028(a)		111	96,161
Banque Federative du Credit Mutuel SA 3.875%, 06/16/2032(a)		9,800	9,779,213
4.935%, 01/26/2026(a)	U.S.$	10,579	10,295,089
5.896%, 07/13/2026(a)		200	198,761
Series E 0.625%, 11/19/2027(a)	EUR	100	90,754
0.625%, 11/03/2028(a)		200	174,477
Barclays PLC 5.088%, 06/20/2030	U.S.$	1,006	900,806
6.125%, 12/15/2025(b)		11,154	10,108,926
6.224%, 05/09/2034		200	190,104
6.49%, 09/13/2029		200	198,866
6.496%, 09/13/2027		200	199,887
6.692%, 09/13/2034		235	230,598
7.119%, 06/27/2034		400	385,952
Series E 4.918%, 08/08/2030(a)	EUR	422	440,123
5.262%, 01/29/2034(a)		232	241,594
BBVA Bancomer SA/Texas 1.875%, 09/18/2025(a)	U.S.$	600	547,314
BDO Unibank, Inc. Series E 2.125%, 01/13/2026(a)		240	221,441
Belfius Bank SA 3.125%, 05/11/2026(a)	EUR	500	508,156
Berlin Hyp AG Series E 1.25%, 01/22/2025		500	505,348
BNP Paribas SA 2.219%, 06/09/2026(a)	U.S.$	475	443,098
7.375%, 08/19/2025(a)(b)		2,734	2,673,759
8.50%, 08/14/2028(a)(b)		200	196,375

abfunds.com	AB GLOBAL BOND FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series E 0.50%, 02/19/2028(a)	EUR	100	$92,229
2.75%, 07/25/2028(a)		100	98,901
BPCE SA 3.116%, 10/19/2032(a)	U.S.$	14,189	10,615,784
4.50%, 03/15/2025(a)		8,251	7,960,328
4.625%, 07/11/2024(a)		2,517	2,469,876
Series E 4.125%, 07/10/2028(a)	EUR	400	420,628
CaixaBank SA 6.208%, 01/18/2029(a)	U.S.$	10,380	10,150,002
6.84%, 09/13/2034(a)		200	196,752
Series E 1.50%, 12/03/2026(a)	GBP	200	218,632
5.00%, 07/19/2029(a)	EUR	300	316,134
5.125%, 07/19/2034(a)		200	207,450
Canadian Imperial Bank of Commerce 5.926%, 10/02/2026	U.S.$	121	121,012
5.986%, 10/03/2028		121	120,678
Capital One Financial Corp. 0.80%, 06/12/2024	EUR	2,460	2,530,137
1.65%, 06/12/2029		325	281,324
4.166%, 05/09/2025	U.S.$	2,878	2,820,314
5.817%, 02/01/2034		171	154,605
6.377%, 06/08/2034		4,800	4,523,141
CBQ Finance Ltd. Series E 2.00%, 05/12/2026(a)		450	406,017
Ceska Sporitelna AS Series E 5.737%, 03/08/2028(a)	EUR	100	106,144
Ceska sporitelna AS Series E 5.943%, 06/29/2027(a)		400	425,014
Citigroup, Inc. 6.019% (SOFR + 0.69%), 01/25/2026(e)	U.S.$	838	833,674
6.715% (SOFR + 1.37%), 05/24/2025(e)		2,712	2,718,778
7.625%, 11/15/2028(b)		2,615	2,553,361
9.699% (SOFR + 4.33%), 10/30/2023(b)(e)		568	568,535
Series E 0.50%, 10/08/2027(a)	EUR	440	414,772
Series P 5.95%, 05/15/2025(b)	U.S.$	2,793	2,673,507
Series W 4.00%, 12/10/2025(b)		232	203,163

46 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series Y 4.15%, 11/15/2026(b)	U.S.$	7,121	$5,687,066
Citizens Bank NA/Providence RI 2.25%, 04/28/2025		276	255,269
Commonwealth Bank of Australia 2.688%, 03/11/2031(a)		365	278,595
6.084% (SOFR + 0.74%), 03/14/2025(a)(e)		5,150	5,162,372
Cooperatieve Rabobank UA 4.375%, 06/29/2027(a)(b)	EUR	200	187,011
Series E 4.625%, 05/23/2029(a)	GBP	9,255	10,255,522
Credit Agricole SA 5.589%, 07/05/2026(a)	U.S.$	250	248,193
6.316%, 10/03/2029(a)		1,647	1,649,844
Series E 5.50%, 08/28/2033(a)	EUR	300	315,709
Credit Suisse AG/London Series E 0.25%, 01/05/2026(a)		531	510,918
0.25%, 09/01/2028(a)		455	395,306
Danske Bank A/S 1.621%, 09/11/2026(a)	U.S.$	441	402,260
3.244%, 12/20/2025(a)		3,465	3,319,370
4.298%, 04/01/2028(a)		435	405,464
6.466%, 01/09/2026(a)		4,805	4,794,867
Series E 4.75%, 06/21/2030(a)	EUR	379	398,839
DBS Group Holdings Ltd. Series G 3.30%, 02/27/2025(a)(b)	U.S.$	240	227,460
Deutsche Bank AG 3.25%, 05/24/2028(a)	EUR	9,600	9,446,620
5.375%, 01/11/2029(a)		2,600	2,739,987
Series E 1.625%, 01/20/2027(a)		500	474,041
1.75%, 11/19/2030(a)		400	335,118
1.875%, 02/23/2028(a)		3,200	3,022,702
Deutsche Bank AG/New York NY 3.961%, 11/26/2025	U.S.$	995	960,740
7.079%, 02/10/2034		498	449,584
Discover Bank 3.45%, 07/27/2026		569	516,217
4.65%, 09/13/2028		595	530,628
Discover Financial Services 6.70%, 11/29/2032		80	77,268

abfunds.com	AB GLOBAL BOND FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

DNB Bank ASA Series E 0.375%, 01/18/2028(a)	EUR	257	$240,835
1.625%, 05/31/2026(a)		120	121,556
Doha Finance Ltd. Series E 2.375%, 03/31/2026(a)	U.S.$	590	537,685
Erste Group Bank AG 4.25%, 10/15/2027(a)(b)	EUR	200	168,115
Series E 0.875%, 05/13/2027(a)		300	283,022
1.625%, 09/08/2031(a)		200	188,890
Federation des Caisses Desjardins du Quebec 4.40%, 08/23/2025(a)	U.S.$	315	304,911
First Abu Dhabi Bank PJSC 4.50%, 04/05/2026(a)(b)		480	451,613
Goldman Sachs Group, Inc. (The) 3.615%, 03/15/2028		32	29,532
5.798%, 08/10/2026		615	610,489
6.021% (SOFR + 0.70%), 01/24/2025(e)		523	521,794
6.875%, 01/18/2038	GBP	75	90,148
Series E 0.875%, 05/09/2029(a)	EUR	249	215,154
4.25%, 01/29/2026(a)	GBP	335	394,416
Series P 8.501% (SOFR + 3.14%), 10/30/2023(b)(e)	U.S.$	4,168	4,153,473
Series W 7.50%, 02/10/2029(b)		75	74,273
Hana Bank 1.25%, 12/16/2026(a)		200	174,374
HSBC Holdings PLC 2.848%, 06/04/2031		244	195,665
3.973%, 05/22/2030		420	370,347
4.25%, 08/18/2025		210	202,035
4.292%, 09/12/2026		607	583,109
4.755%, 06/09/2028		9,713	9,189,944
4.762%, 03/29/2033		363	309,824
5.887%, 08/14/2027		4,993	4,936,538
6.161%, 03/09/2029		401	397,323
6.364%, 11/16/2032(a)	EUR	8,812	9,523,522
6.375%, 09/17/2024(b)	U.S.$	217	210,472
6.547%, 06/20/2034		413	393,576
7.39%, 11/03/2028		200	207,057
8.113%, 11/03/2033		656	692,019
Series E 3.125%, 06/07/2028	EUR	484	474,515

48 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Huntington National Bank (The) 5.699%, 11/18/2025	U.S.$	587	$573,621
ING Groep NV 0.25%, 02/18/2029(a)	EUR	200	174,447
4.50%, 05/23/2029		100	104,689
5.25%, 11/14/2033(a)		200	217,907
Series E 2.125%, 05/26/2031(a)		200	194,558
Intercorp Peru Ltd. 3.875%, 08/15/2029(a)	U.S.$	370	306,356
Intesa Sanpaolo SpA 3.875%, 07/14/2027(a)		200	179,683
5.017%, 06/26/2024(a)		9,793	9,576,688
5.71%, 01/15/2026(a)		5,580	5,337,765
6.625%, 06/20/2033(a)		3,394	3,206,266
7.00%, 11/21/2025(a)		210	212,284
Series E 4.375%, 08/29/2027(a)	EUR	100	104,824
5.125%, 08/29/2031(a)		200	209,024
Investec Bank PLC 1.25%, 08/11/2026(a)		461	446,939
JPMorgan Chase & Co. 1.04%, 02/04/2027	U.S.$	611	543,493
1.561%, 12/10/2025		582	550,042
2.005%, 03/13/2026		574	540,569
2.083%, 04/22/2026		579	543,501
2.182%, 06/01/2028		135	118,112
2.545%, 11/08/2032		315	243,757
2.947%, 02/24/2028		720	653,072
3.22%, 03/01/2025		11	10,856
3.509%, 01/23/2029		235	213,143
3.54%, 05/01/2028		641	589,280
3.96%, 01/29/2027		567	541,668
4.565%, 06/14/2030		156	145,311
5.546%, 12/15/2025		300	297,965
5.717%, 09/14/2033		175	168,438
6.263% (SOFR + 0.92%), 02/24/2026(e)		4,649	4,651,267
Series E 1.09%, 03/11/2027(a)	EUR	7,804	7,627,296
1.963%, 03/23/2030(a)		189	175,828
Series Q 8.884% (SOFR + 3.51%), 11/01/2023(b)(e)	U.S.$	213	213,319
Series R 8.934% (SOFR + 3.56%), 11/01/2023(b)(e)		4,314	4,329,107

abfunds.com	AB GLOBAL BOND FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Jyske Bank A/S Series E 0.05%, 09/02/2026(a)	EUR	170	$164,232
2.25%, 04/05/2029(a)		100	103,497
KBC Group NV 5.796%, 01/19/2029(a)	U.S.$	300	292,866
Series E 0.125%, 01/14/2029(a)	EUR	200	176,878
1.50%, 03/29/2026(a)		100	101,151
4.375%, 11/23/2027(a)		100	105,420
Kookmin Bank 2.50%, 11/04/2030(a)	U.S.$	810	635,704
Lloyds Banking Group PLC 3.75%, 03/18/2028		285	261,878
7.50%, 09/27/2025(b)		247	230,748
7.953%, 11/15/2033		415	429,635
Macquarie Bank Ltd. 3.624%, 06/03/2030(a)		651	531,382
Macquarie Group Ltd. 0.35%, 03/03/2028(a)	EUR	555	491,563
0.625%, 02/03/2027(a)		100	93,206
Mitsubishi UFJ Financial Group, Inc. 2.494%, 10/13/2032	U.S.$	550	426,002
5.354%, 09/13/2028		200	195,675
5.475%, 02/22/2031		200	193,965
Mizuho Financial Group, Inc. 0.47%, 09/06/2029(a)	EUR	135	116,603
2.26%, 07/09/2032	U.S.$	200	150,788
2.839%, 09/13/2026		402	368,724
4.353%, 10/20/2025(a)		949	908,981
5.414%, 09/13/2028		200	195,938
5.748%, 07/06/2034		200	191,476
Series E 0.184%, 04/13/2026(a)	EUR	528	504,765
4.608%, 08/28/2030(a)		200	210,241
Morgan Stanley 0.406%, 10/29/2027		471	441,132
0.495%, 10/26/2029		280	242,053
1.164%, 10/21/2025	U.S.$	626	590,926
2.63%, 02/18/2026		593	564,019
2.95%, 05/07/2032	EUR	235	220,700
4.21%, 04/20/2028	U.S.$	309	290,371
4.656%, 03/02/2029	EUR	10,875	11,486,689
4.679%, 07/17/2026	U.S.$	152	148,130
4.813%, 10/25/2028	EUR	7,920	8,491,488
5.123%, 02/01/2029	U.S.$	389	374,777
5.164%, 04/20/2029		62	59,632

50 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.424%, 07/21/2034	U.S.$	124	$117,141
5.957% (SOFR + 0.62%), 01/24/2025(e)		1,050	1,048,100
6.296%, 10/18/2028		245	246,621
Series G 3.772%, 01/24/2029		95	86,576
3.875%, 01/27/2026		203	193,955
5.148%, 01/25/2034	EUR	148	160,363
Series I 0.864%, 10/21/2025	U.S.$	562	529,291
Nanyang Commercial Bank Ltd. 3.80%, 11/20/2029(a)		570	547,371
Nationwide Building Society 2.972%, 02/16/2028(a)		4,664	4,174,740
4.00%, 09/14/2026(a)		611	567,925
4.302%, 03/08/2029(a)		494	453,438
6.632% (SOFR + 1.29%), 02/16/2028(a)(e)		290	283,097
Series E 0.25%, 09/14/2028(a)	EUR	554	482,039
NatWest Group PLC 3.622%, 08/14/2030(a)	GBP	105	120,251
5.808%, 09/13/2029	U.S.$	200	194,553
7.472%, 11/10/2026		290	295,802
Series E 5.763%, 02/28/2034	EUR	7,135	7,444,343
NatWest Markets PLC Series E 0.125%, 11/12/2025(a)		105	101,867
0.125%, 06/18/2026(a)		534	504,770
NBK Tier 1 Financing 2 Ltd. 4.50%, 08/27/2025(a)(b)	U.S.$	290	266,290
NIBC Bank NV Series E 0.25%, 09/09/2026(a)	EUR	500	461,775
Nordea Bank Abp Series E 4.375%, 09/06/2026(a)		100	105,594
Nykredit Realkredit AS 0.25%, 01/13/2026(a)		528	509,511
Oversea-Chinese Banking Corp., Ltd. 1.832%, 09/10/2030(a)	U.S.$	530	486,365
Philippine National Bank Series E 3.28%, 09/27/2024(a)		480	464,580
PNC Financial Services Group, Inc. (The) 5.068%, 01/24/2034		75	67,958

abfunds.com	AB GLOBAL BOND FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.812%, 06/12/2026	U.S.$	123	$121,997
Series O 9.312% (SOFR + 3.94%), 11/01/2023(b)(e)		1,214	1,217,550
QIB Sukuk Ltd. 1.95%, 10/27/2025(a)		300	276,624
QNB Finance Ltd. Series E 1.375%, 01/26/2026(a)		510	460,826
1.625%, 09/22/2025(a)		200	183,838
2.75%, 02/12/2027(a)		240	219,554
Raiffeisen Bank International AG Series E 0.05%, 09/01/2027(a)	EUR	600	522,134
Santander Consumer Bank AS Series E 0.125%, 09/11/2024(a)		200	203,432
Santander Holdings USA, Inc. 2.49%, 01/06/2028	U.S.$	5,605	4,864,641
6.499%, 03/09/2029		3,330	3,249,151
6.565%, 06/12/2029		707	689,094
Santander UK Group Holdings PLC 2.469%, 01/11/2028		450	391,915
6.534%, 01/10/2029		541	536,153
6.833%, 11/21/2026		10,142	10,195,219
Series E 0.603%, 09/13/2029(a)	EUR	1,438	1,226,134
Shinhan Bank Co., Ltd. 4.00%, 04/23/2029(a)	U.S.$	760	678,855
Shinhan Financial Group Co., Ltd. 3.34%, 02/05/2030(a)		540	517,082
Siam Commercial Bank PCL/Cayman Islands Series G 4.40%, 02/11/2029(a)		350	328,587
Societe Generale SA 6.447%, 01/12/2027(a)		15,026	15,019,073
Series E 0.125%, 02/18/2028(a)	EUR	600	532,765
1.50%, 05/30/2025(a)		100	103,774
4.25%, 12/06/2030(a)		100	100,873
5.625%, 06/02/2033(a)		200	204,215
SpareBank 1 SR-Bank ASA Series E 4.875%, 08/24/2028(a)		116	122,260
Standard Chartered PLC 0.80%, 11/17/2029(a)		195	169,361

52 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

1.456%, 01/14/2027(a)	U.S.$	300	$267,701
2.608%, 01/12/2028(a)		12,199	10,794,213
2.819%, 01/30/2026(a)		973	925,710
6.17%, 01/09/2027(a)		349	347,390
6.301%, 01/09/2029(a)		210	209,213
7.141% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(e)		12,300	11,423,979
7.767%, 11/16/2028(a)		279	292,165
Series E 3.125%, 11/19/2024(a)	EUR	200	208,164
Sumitomo Mitsui Financial Group, Inc. 1.402%, 09/17/2026	U.S.$	681	599,205
1.474%, 07/08/2025		344	318,298
1.546%, 06/15/2026(a)	EUR	499	493,520
3.04%, 07/16/2029	U.S.$	585	501,041
3.784%, 03/09/2026		456	434,295
5.464%, 01/13/2026		593	587,272
Series E 0.632%, 10/23/2029(a)	EUR	110	93,446
Svenska Handelsbanken AB 4.75%, 03/01/2031(a)(b)	U.S.$	200	152,949
Series E 4.625%, 08/23/2032(a)	GBP	6,655	7,464,422
Swedbank AB 6.179% (SOFR + 0.91%), 04/04/2025(a)(e)	U.S.$	1,070	1,070,987
Series G 4.375%, 09/05/2030(a)	EUR	200	206,770
Series NC5 5.625%, 09/17/2024(a)(b)	U.S.$	200	191,477
Sydbank AS Series G 5.125%, 09/06/2028(a)	EUR	100	105,314
Synchrony Bank 5.40%, 08/22/2025	U.S.$	2,165	2,082,679
Toronto-Dominion Bank (The) Series E 0.50%, 01/18/2027(a)	EUR	526	491,340
Truist Bank 3.30%, 05/15/2026	U.S.$	827	761,642
UBS AG/London 1.375%, 01/13/2025(a)		200	188,371
UBS Group AG 0.25%, 02/24/2028(a)	EUR	547	478,881
3.126%, 08/13/2030(a)	U.S.$	295	248,207
4.125%, 09/24/2025(a)		800	767,983
4.125%, 04/15/2026(a)		425	404,249

abfunds.com	AB GLOBAL BOND FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.194%, 04/01/2031(a)	U.S.$	2,312	$2,026,023
5.125%, 07/29/2026(a)(b)		200	177,648
6.246%, 09/22/2029(a)		6,135	6,086,934
6.921% (SOFR + 1.58%), 05/12/2026(a)(e)		17,565	17,670,379
Series E 3.125%, 06/15/2030(a)	EUR	254	244,859
3.25%, 04/02/2026(a)		198	204,268
UniCredit SpA 1.982%, 06/03/2027(a)	U.S.$	619	546,778
2.569%, 09/22/2026(a)		19,606	17,962,999
3.127%, 06/03/2032(a)		3,755	2,883,884
United Overseas Bank Ltd. 2.00%, 10/14/2031(a)		200	176,980
Series G 1.75%, 03/16/2031(a)		250	225,057
US Bancorp 5.775%, 06/12/2029		123	119,791
Virgin Money UK PLC Series G 3.125%, 06/22/2025(a)	GBP	4,310	5,087,840
4.625%, 10/29/2028(a)	EUR	100	101,759
5.125%, 12/11/2030(a)	GBP	135	154,844
Visa, Inc. 1.50%, 06/15/2026	EUR	375	373,390
Wells Fargo & Co. 2.393%, 06/02/2028	U.S.$	200	175,444
7.625%, 09/15/2028(b)		3,299	3,339,534
Series E 0.625%, 03/25/2030(a)	EUR	253	210,177
4.875%, 11/29/2035(a)	GBP	100	102,802
Western Union Co. (The) 2.75%, 03/15/2031	U.S.$	221	168,831
Westpac Banking Corp. Series G 4.322%, 11/23/2031		185	171,471
Woori Bank 5.125%, 08/06/2028(a)		210	199,809
Yorkshire Building Society Series E 0.50%, 07/01/2028(a)	EUR	553	483,842

			472,134,283

Brokerage – 0.4%
Abrdn PLC 4.25%, 06/30/2028(a)	U.S.$	866	738,318
Blue Owl Finance LLC 4.375%, 02/15/2032(a)		133	105,845

54 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Charles Schwab Corp. (The) 5.861% (SOFR + 0.52%), 05/13/2026(e)	U.S.$	5,465	$5,373,983
5.875%, 08/24/2026		121	120,555
Series I 4.00%, 06/01/2026(b)		11,930	9,967,855
China Great Wall International Holdings V Ltd. 2.875%, 11/23/2026(a)		200	167,856
Clearstream Banking AG 0.00%, 12/01/2025(a)	EUR	200	193,714
Nomura Holdings, Inc. 1.851%, 07/16/2025	U.S.$	5,405	4,999,608
5.099%, 07/03/2025		335	328,279
5.709%, 01/09/2026		221	218,606
6.087%, 07/12/2033		223	218,361

			22,432,980

Finance – 0.6%
Aareal Bank AG Series E 0.75%, 04/18/2028(a)	EUR	400	348,699
Aircastle Ltd. 5.25%, 08/11/2025(a)	U.S.$	5,668	5,519,674
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		1,832	1,644,291
1.95%, 09/20/2026(a)		1,590	1,386,370
3.50%, 11/01/2027(a)		1,342	1,182,754
4.125%, 08/01/2025(a)		23	21,880
4.375%, 01/30/2024(a)		1,889	1,871,674
4.875%, 10/01/2025(a)		926	888,761
5.50%, 12/15/2024(a)		5,268	5,180,751
Bain Capital Specialty Finance, Inc. 2.55%, 10/13/2026		139	119,555
Blue Owl Capital Corp. 2.875%, 06/11/2028		747	613,914
3.40%, 07/15/2026		591	529,909
Blue Owl Credit Income Corp. 7.75%, 09/16/2027		571	566,195
Blue Owl Technology Finance Corp. 2.50%, 01/15/2027		288	241,809
BOC Aviation Ltd. 3.875%, 04/27/2026(a)		620	589,824
Brookfield Capital Finance LLC 6.087%, 06/14/2033		123	119,362
CCBL Cayman 1 Corp., Ltd. Series E 1.80%, 07/22/2026(a)		400	359,140

abfunds.com	AB GLOBAL BOND FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CDBL Funding 1 Series E 3.50%, 10/24/2027(a)	U.S.$	430	$396,808
CIMIC Finance Ltd. Series G 1.50%, 05/28/2029(a)	EUR	299	251,076
EQT AB 0.875%, 05/14/2031(a)		286	219,649
FS KKR Capital Corp. 3.125%, 10/12/2028	U.S.$	668	543,377
GTCR W-2 Merger Sub LLC/GTCR W Dutch Finance Sub BV 8.50%, 01/15/2031(a)	GBP	424	528,835
Huarong Finance 2017 Co., Ltd. Series E 4.25%, 11/07/2027(a)	U.S.$	530	439,831
Huarong Finance 2019 Co., Ltd. Series E 3.25%, 11/13/2024(a)		260	243,126
4.50%, 05/29/2029(a)		570	453,441
Huarong Finance II Co., Ltd. Series E 4.625%, 06/03/2026(a)		213	186,081
ICBCIL Finance Co., Ltd. 3.625%, 05/19/2026(a)		230	218,054
Intercorp Financial Services, Inc. 4.125%, 10/19/2027(a)		840	742,157
Power Finance Corp., Ltd. Series G 3.35%, 05/16/2031(a)		360	291,985
Prospect Capital Corp. 3.364%, 11/15/2026		359	310,779
REC Ltd. 5.625%, 04/11/2028(a)		200	194,760
Synchrony Financial 2.875%, 10/28/2031		9,262	6,560,998
3.95%, 12/01/2027		1,468	1,290,039
5.15%, 03/19/2029		39	34,688
Wendel SE 4.50%, 06/19/2030(a)	EUR	400	416,268

			34,506,514

Insurance – 0.7%
Aegon NV 5.50%, 04/11/2048	U.S.$	346	319,829
Ageas SA/NV 1.875%, 11/24/2051(a)	EUR	100	76,733
3.25%, 07/02/2049(a)		100	90,787

56 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AIA Group Ltd. 4.95%, 04/04/2033(a)	U.S.$	240	$227,383
Allianz SE 2.241%, 07/07/2045(a)	EUR	200	200,629
3.099%, 07/06/2047(a)		200	198,279
3.375%, 09/18/2024(a)(b)		200	206,677
Series E 4.252%, 07/05/2052(a)		100	96,188
4.75%, 10/24/2023(a)(b)		200	211,394
American International Group, Inc. Series A-9 5.75%, 04/01/2048	U.S.$	310	287,926
Argentum Netherlands BV for Swiss Re Ltd. 5.625%, 08/15/2052(a)		597	559,502
5.75%, 08/15/2050(a)		365	350,780
Argentum Netherlands BV for Zurich Insurance Co., Ltd. Series E 3.50%, 10/01/2046(a)	EUR	155	155,307
Assicurazioni Generali SpA Series E 2.124%, 10/01/2030(a)		107	92,492
Athene Global Funding 1.716%, 01/07/2025(a)	U.S.$	640	599,983
2.717%, 01/07/2029(a)		13	10,756
Series E 0.366%, 09/10/2026(a)	EUR	107	99,019
0.832%, 01/08/2027(a)		530	490,887
Athene Holding Ltd. 3.50%, 01/15/2031	U.S.$	454	369,254
Aviva PLC 4.00%, 06/03/2055(a)	GBP	135	123,492
AXA SA Series E 3.25%, 05/28/2049(a)	EUR	299	283,802
4.25%, 03/10/2043(a)		138	131,388
Berkshire Hathaway, Inc. 2.15%, 03/15/2028		280	276,047
Cloverie PLC for Zurich Insurance Co., Ltd. Series E 5.625%, 06/24/2046(a)	U.S.$	859	832,035
CNP Assurances SACA 1.25%, 01/27/2029(a)	EUR	500	436,183
Series E 2.50%, 06/30/2051(a)		6,200	5,217,796

abfunds.com	AB GLOBAL BOND FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Coface SA 6.00%, 09/22/2032(a)	EUR	200	$212,193
Corebridge Global Funding 5.90%, 09/19/2028(a)	U.S.$	122	121,621
Credit Agricole Assurances SA 4.75%, 09/27/2048(a)	EUR	8,900	8,949,829
Global Atlantic Fin Co. 7.95%, 06/15/2033(a)	U.S.$	613	589,365
Guardian Life Global Funding 5.737%, 10/02/2028(a)		121	121,416
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)		149	112,028
Humana, Inc. 5.50%, 03/15/2053		120	109,111
5.75%, 03/01/2028		77	77,216
Jackson National Life Global Funding 1.75%, 01/12/2025(a)		315	296,075
5.50%, 01/09/2026(a)		150	146,378
Marsh & McLennan Cos., Inc. 5.70%, 09/15/2053		120	115,903
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		110	113,977
Metropolitan Life Global Funding I 6.255% (SOFR + 0.91%), 03/21/2025(a)(e)		285	285,813
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 1.00%, 05/26/2042(a)	EUR	300	226,046
1.25%, 05/26/2041(a)		100	80,097
3.25%, 05/26/2049(a)		3,700	3,543,363
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)	U.S.$	4,295	5,183,065
New York Life Global Funding 5.45%, 09/18/2026(a)		122	121,542
New York Life Insurance Co. 4.45%, 05/15/2069(a)		80	58,736
NN Group NV Series E 5.25%, 03/01/2043(a)	EUR	188	184,099
Pacific Life Global Funding II 5.50%, 08/28/2026(a)	U.S.$	121	120,339
Pricoa Global Funding I 5.55%, 08/28/2026(a)		150	149,911
Principal Life Global Funding II 5.50%, 06/28/2028(a)		519	507,163
Protective Life Global Funding 5.209%, 04/14/2026(a)		150	146,417

58 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prudential Financial, Inc. 5.20%, 03/15/2044	U.S.$	385	$378,224
QBE Insurance Group Ltd. 5.875%, 05/12/2025(a)(b)		325	309,649
Sammons Financial Group, Inc. 4.75%, 04/08/2032(a)		129	104,391
Swiss Re Finance Luxembourg SA 4.25%, 09/04/2024(a)(b)		200	189,480
UnitedHealth Group, Inc. 3.875%, 08/15/2059		581	412,786
4.75%, 05/15/2052		96	81,718
4.95%, 05/15/2062		481	413,614
5.20%, 04/15/2063		123	109,720
5.875%, 02/15/2053		111	111,445
6.05%, 02/15/2063		111	112,753

			35,740,031

Other Finance – 0.0%
China Cinda 2020 I Management Ltd. Series E 3.00%, 01/20/2031(a)		510	398,952
Computershare US, Inc. Series E 1.125%, 10/07/2031(a)	EUR	305	235,744

			634,696

REITs – 1.3%
Akelius Residential Property Financing BV Series E 1.125%, 01/11/2029(a)		360	300,288
American Tower Corp. 0.40%, 02/15/2027		270	250,002
0.50%, 01/15/2028		196	175,671
0.875%, 05/21/2029		16,895	14,562,015
4.00%, 06/01/2025	U.S.$	282	272,791
4.125%, 05/16/2027	EUR	242	252,690
5.80%, 11/15/2028	U.S.$	76	75,409
Annington Funding PLC Series E 3.184%, 07/12/2029(a)	GBP	3,571	3,621,744
Aroundtown SA Series E 0.375%, 04/15/2027(a)	EUR	100	80,266
1.45%, 07/09/2028(a)		1,700	1,299,535
Balder Finland Oyj 2.00%, 01/18/2031(a)		155	106,170

abfunds.com	AB GLOBAL BOND FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Blackstone Property Partners Europe Holdings SARL Series E 2.00%, 10/20/2025(a)	GBP	100	$108,357
Boston Properties LP 6.75%, 12/01/2027	U.S.$	162	162,863
Digital Dutch Finco BV 1.25%, 02/01/2031(a)	EUR	307	248,972
Digital Euro Finco LLC 2.50%, 01/16/2026(a)		15,955	16,014,941
Digital Intrepid Holding BV 0.625%, 07/15/2031(a)		452	341,140
Equinix, Inc. 1.00%, 03/15/2033		100	78,066
3.20%, 11/18/2029	U.S.$	597	510,016
Essential Properties LP 2.95%, 07/15/2031		10,801	7,871,254
Fastighets AB Balder Series E 1.25%, 01/28/2028(a)	EUR	265	210,756
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032	U.S.$	3,900	3,022,845
4.00%, 01/15/2031		1,667	1,387,595
Grand City Properties SA Series E 0.125%, 01/11/2028(a)	EUR	100	80,716
Heimstaden Bostad Treasury BV Series E 0.75%, 09/06/2029(a)		275	190,478
Host Hotels & Resorts LP Series J 2.90%, 12/15/2031	U.S.$	105	80,585
Kojamo Oyj Series E 0.875%, 05/28/2029(a)	EUR	299	230,082
MAF Sukuk Ltd. Series E 3.933%, 02/28/2030(a)	U.S.$	340	306,989
NE Property BV Series E 1.75%, 11/23/2024(a)	EUR	509	515,307
Nerval SAS 2.875%, 04/14/2032(a)		300	261,376
Omega Healthcare Investors, Inc. 3.25%, 04/15/2033	U.S.$	8,923	6,536,477
3.375%, 02/01/2031		185	144,285
3.625%, 10/01/2029		1,382	1,153,898

60 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Praemia Healthcare SACA 0.875%, 11/04/2029(a)	EUR	300	$241,964
Prologis Euro Finance LLC 0.375%, 02/06/2028		145	129,777
Series E 1.00%, 02/08/2029		220	193,718
4.25%, 01/31/2043		256	234,558
Realty Income Corp. 1.125%, 07/13/2027	GBP	230	234,404
Regency Centers LP 4.40%, 02/01/2047	U.S.$	33	24,416
Sabra Health Care LP 5.125%, 08/15/2026		320	305,747
Simon Property Group LP 5.85%, 03/08/2053		130	120,275
Sirius Real Estate Ltd. 1.125%, 06/22/2026(a)	EUR	200	186,272
Trust Fibra Uno 4.869%, 01/15/2030(a)	U.S.$	700	592,081
6.39%, 01/15/2050(a)		205	156,825
Vornado Realty LP 3.40%, 06/01/2031		233	168,037
WEA Finance LLC 2.875%, 01/15/2027(a)		701	601,568
3.50%, 06/15/2029(a)		688	551,038
Westfield America Management Ltd. 2.625%, 03/30/2029(a)	GBP	2,605	2,514,313
WPC Eurobond BV 1.35%, 04/15/2028	EUR	435	392,045

			67,100,617

			632,549,121

Utility – 2.0%
Electric – 1.5%
Abu Dhabi National Energy Co. PJSC 4.875%, 04/23/2030(a)	U.S.$	420	411,545
Adani Transmission Step-One Ltd. 4.00%, 08/03/2026(a)		8,086	7,056,005
AEP Texas, Inc. 5.25%, 05/15/2052		121	103,717
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		2,859	2,428,837
Alexander Funding Trust II 7.467%, 07/31/2028(a)		2,863	2,860,628
American Electric Power Co., Inc. 5.699%, 08/15/2025		73	72,564
AusNet Services Holdings Pty Ltd. Series E 1.50%, 02/26/2027(a)	EUR	507	488,877

abfunds.com	AB GLOBAL BOND FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Avangrid, Inc. 3.20%, 04/15/2025	U.S.$	99	$94,669
Black Hills Corp. 5.95%, 03/15/2028		2	2,000
Chile Electricity PEC SpA Zero Coupon, 01/25/2028(f)		206	159,030
Cometa Energia SA de CV 6.375%, 04/24/2035(a)		452	419,860
Commonwealth Edison Co.
5.30%, 02/01/2053		130	119,344
5.90%, 03/15/2036		150	150,039
Series 133 3.85%, 03/15/2052		98	70,378
Consolidated Edison Co. of New York, Inc. 4.50%, 05/15/2058		102	77,343
Series 06-A 5.85%, 03/15/2036		115	111,844
Consorcio Transmantaro SA 5.20%, 04/11/2038(a)		460	407,689
Constellation Energy Generation LLC 6.125%, 01/15/2034		121	120,958
Duke Energy Corp. 3.10%, 06/15/2028	EUR	241	239,520
Duke Energy Ohio, Inc. 4.30%, 02/01/2049	U.S.$	130	100,367
Duke Energy Progress LLC 5.35%, 03/15/2053		602	547,125
E.ON International Finance BV Series DIP 1.00%, 04/13/2025(a)	EUR	91	92,023
Electricite de France SA 2.875%, 12/15/2026(a)(b)		8,400	7,736,034
5.993%, 05/23/2030(a)	CAD	4,109	2,948,714
Series E 5.875%, 07/18/2031	GBP	3,890	4,609,156
Emirates Semb Corp. Water & Power Co. PJSC 4.45%, 08/01/2035(a)	U.S.$	220	201,483
Enel Chile SA 4.875%, 06/12/2028		270	256,003
Enel Finance International NV 5.00%, 06/15/2032(a)		200	182,090
6.00%, 10/07/2039(a)		115	107,003
7.50%, 10/14/2032(a)		6,524	6,962,371
7.75%, 10/14/2052(a)		200	219,161
Series E 0.375%, 05/28/2029(a)	EUR	360	309,119

62 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Enel SpA Series E 6.375%, 04/16/2028(a)(b)	EUR	6,925	$7,403,822
Engie Energia Chile SA 3.40%, 01/28/2030(a)	U.S.$	250	205,958
Engie SA Series E 3.75%, 09/06/2027(a)	EUR	100	105,190
Entergy Louisiana LLC 4.75%, 09/15/2052	U.S.$	123	100,554
Entergy Texas, Inc. 5.00%, 09/15/2052		610	516,534
Eversource Energy 4.75%, 05/15/2026		124	121,225
Fells Point Funding Trust 3.046%, 01/31/2027(a)		596	540,394
Florida Power & Light Co. 4.05%, 06/01/2042		435	346,107
4.125%, 06/01/2048		125	97,191
5.30%, 04/01/2053		130	120,772
Georgia Power Co. Series B 3.70%, 01/30/2050		290	202,675
Iberdrola International BV Series NC5 1.874%, 01/28/2026(a)(b)	EUR	300	286,845
Series NC6 1.45%, 11/09/2026(a)(b)		11,700	10,722,484
Infraestructura Energetica Nova SAPI de CV 4.75%, 01/15/2051(a)	U.S.$	480	339,480
Israel Electric Corp., Ltd. Series G
3.75%, 02/22/2032(a)		290	237,980
4.25%, 08/14/2028(a)		450	411,516
LLPL Capital Pte Ltd. 6.875%, 02/04/2039(a)		386	342,904
Minejesa Capital BV 4.625%, 08/10/2030(a)		930	829,300
National Grid PLC 5.602%, 06/12/2028		614	607,850
5.809%, 06/12/2033		239	232,855
Series E 0.553%, 09/18/2029(a)	EUR	554	468,411
Nevada Power Co. Series GG 5.90%, 05/01/2053	U.S.$	538	517,488

abfunds.com	AB GLOBAL BOND FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

New York State Electric & Gas Corp. 5.65%, 08/15/2028(a)	U.S.$	614	$608,563
5.85%, 08/15/2033(a)		558	550,101
NextEra Energy Capital Holdings, Inc. 5.749%, 09/01/2025		123	122,636
Niagara Mohawk Power Corp. 1.96%, 06/27/2030(a)		13,394	10,427,930
4.278%, 12/15/2028(a)		1,751	1,627,977
NRG Energy, Inc. 4.45%, 06/15/2029(a)		1,114	969,010
NSTAR Electric Co. 5.60%, 10/01/2028		122	121,782
NTPC Ltd. Series E 4.25%, 02/26/2026(a)		370	357,753
Pacific Gas and Electric Co. 4.40%, 03/01/2032		104	87,906
4.95%, 07/01/2050		272	203,062
5.25%, 03/01/2052		131	100,368
PacifiCorp 4.15%, 02/15/2050		390	274,634
6.35%, 07/15/2038		110	108,707
Palomino Funding Trust I 7.233%, 05/17/2028(a)		354	355,034
PECO Energy Co. 2.85%, 09/15/2051		155	90,881
Pennsylvania Electric Co. 5.15%, 03/30/2026(a)		122	119,724
Pertamina Geothermal Energy PT 5.15%, 04/27/2028(a)		200	194,772
Public Service Co. of Colorado 5.25%, 04/01/2053		123	107,219
Public Service Co. of New Hampshire 5.35%, 10/01/2033		122	119,878
Public Service Electric and Gas Co. 3.80%, 03/01/2046		410	303,770
RH International Singapore Corp. Pte Ltd. Series E 4.50%, 03/27/2028(a)		470	436,917
San Diego Gas & Electric Co. Series UUU 3.32%, 04/15/2050		360	228,699
Series WWW 2.95%, 08/15/2051		231	139,650
Sierra Pacific Power Co. 5.90%, 03/15/2054(a)		178	170,464

64 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sociedad de Transmision Austral SA 4.00%, 01/27/2032(a)	U.S.$	390	$328,267
Southern California Edison Co. 5.65%, 10/01/2028		598	597,410
5.70%, 03/01/2053		120	109,732
5.875%, 12/01/2053		123	115,878
Series E 5.45%, 06/01/2052		120	105,678
Southern Power Co. Series F 4.95%, 12/15/2046		345	276,881
Tampa Electric Co. 5.00%, 07/15/2052		120	101,292
TenneT Holding BV 2.374%, 07/22/2025(a)(b)	EUR	125	124,878
TNB Global Ventures Capital Bhd 4.851%, 11/01/2028(a)	U.S.$	430	415,449
Tucson Electric Power Co. 5.50%, 04/15/2053		296	267,732
Vistra Operations Co., LLC 5.125%, 05/13/2025(a)		558	544,020
6.95%, 10/15/2033(a)		120	117,482
Xcel Energy, Inc. 5.45%, 08/15/2033		124	118,416

			85,473,583

Natural Gas – 0.3%
Atmos Energy Corp. 2.625%, 09/15/2029		345	299,180
5.45%, 10/15/2032		32	31,756
Boston Gas Co. 6.119%, 07/20/2053(a)		316	298,441
Brooklyn Union Gas Co. (The) 6.388%, 09/15/2033(a)		122	119,645
Cadent Finance PLC Series E 4.25%, 07/05/2029(a)	EUR	279	291,624
Centrica PLC Series E 4.375%, 03/13/2029(a)	GBP	10,835	12,326,322
CU, Inc. 5.896%, 11/20/2034	CAD	1,227	934,756
ENN Energy Holdings Ltd. 2.625%, 09/17/2030(a)	U.S.$	290	232,516
KeySpan Gas East Corp. 3.586%, 01/18/2052(a)		137	84,068
National Grid North America, Inc. Series E 1.054%, 01/20/2031(a)	EUR	209	173,493

abfunds.com	AB GLOBAL BOND FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NiSource, Inc. 5.65%, 02/01/2045	U.S.$	230	$208,457
Southern California Gas Co. 5.75%, 06/01/2053		123	114,664

			15,114,922

Other Utility – 0.2%
Suez SACA Series E 4.625%, 11/03/2028(a)	EUR	200	214,123
Thames Water Utilities Finance PLC Series E 4.00%, 04/18/2027(a)		1,900	1,877,688
6.75%, 11/16/2028	GBP	7,480	8,826,360

			10,918,171

			111,506,676

Total Corporates - Investment Grade (cost $1,496,023,410)			1,392,927,019

MORTGAGE PASS-THROUGHS – 12.1%
Agency Fixed Rate 30-Year – 12.1%
Federal Home Loan Mortgage Corp. Gold Series 2019 4.50%, 02/01/2049	U.S.$	6,212	5,815,364
Federal National Mortgage Association Series 2005 5.50%, 02/01/2035		6	6,009
Series 2007 5.50%, 09/01/2036		4	4,006
5.50%, 08/01/2037		4	4,486
Series 2008 5.50%, 03/01/2037		2	1,817
5.50%, 05/01/2038		799	801,758
Series 2012 3.50%, 11/01/2042		16,319	14,553,895
3.50%, 01/01/2043		2,780	2,475,135
Series 2013 3.50%, 04/01/2043		9,543	8,490,868
Series 2017 3.50%, 06/01/2047		11	9,983
3.50%, 08/01/2047		19	16,467
3.50%, 10/01/2047		136	118,727
3.50%, 01/01/2048		7	5,709
Series 2018 3.50%, 01/01/2048		397	346,579

66 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.50%, 02/01/2048	U.S.$	154	$134,397
3.50%, 03/01/2048		10,595	9,287,773
3.50%, 05/01/2048		275	239,946
4.50%, 09/01/2048		7,818	7,299,618
4.50%, 12/01/2048		5,043	4,717,337
Series 2020 3.50%, 01/01/2050		14,274	12,486,917
Government National Mortgage Association Series 2022 5.00%, 11/20/2052		39,009	37,018,895
Series 2023
4.50%, 06/20/2053		18,752	17,319,237
4.50%, 10/01/2053, TBA		79,877	73,779,509
5.00%, 10/01/2053, TBA		72,000	68,247,886
5.50%, 10/01/2053, TBA		194,210	188,481,865
6.00%, 10/01/2053, TBA		112,822	111,798,754
Uniform Mortgage-Backed Security Series 2023 5.50%, 10/01/2053, TBA		25,375	24,526,536
6.00%, 10/01/2053, TBA		67,299	66,428,715

Total Mortgage Pass-Throughs (cost $674,798,947)			654,418,188

COVERED BONDS – 4.9%
Banco de Sabadell SA 1.00%, 04/26/2027(a)	EUR	7,900	7,574,531
Bank of Montreal Series E 0.125%, 01/26/2027(a)		17,195	16,092,974
Bank of Nova Scotia (The) 0.01%, 01/14/2027(a)		17,880	16,695,989
Series E 0.01%, 12/15/2027(a)		400	361,784
BPCE SFH SA 0.125%, 03/31/2025(a)		300	299,778
0.75%, 11/27/2026(a)		7,600	7,341,387
Series E 1.75%, 06/27/2024(a)		200	208,055
Caisse de Refinancement de l’Habitat SA Series E 0.125%, 04/30/2027(a)		3,500	3,268,306
2.75%, 04/12/2028(a)		7,300	7,438,999
Caisse Francaise de Financement Local 0.01%, 02/22/2028(a)		7,100	6,411,795
Series E 0.50%, 02/19/2027(a)		6,500	6,189,470
0.75%, 01/11/2027(a)		7,500	7,222,624

abfunds.com	AB GLOBAL BOND FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cie de Financement Foncier SA 0.01%, 07/15/2026(a)	EUR	15,700	$14,997,812
3.125%, 05/18/2027(a)		4,700	4,875,944
Commonwealth Bank of Australia 0.125%, 10/15/2029(a)		17,890	15,202,664
Series E 0.75%, 02/28/2028(a)		4,795	4,450,233
Credit Agricole Home Loan SFH SA Series E 0.01%, 04/12/2028(a)		1,900	1,709,167
0.875%, 08/31/2027(a)		1,900	1,807,782
2.875%, 06/23/2028(a)		1,600	1,636,961
Credit Mutuel Home Loan SFH SA Series E 3.125%, 06/22/2027(a)		14,300	14,846,470
DNB Boligkreditt AS 0.01%, 10/08/2027(a)		7,015	6,414,184
Series E 0.375%, 11/20/2024(a)		350	355,362
0.625%, 06/19/2025(a)		4,751	4,756,014
National Australia Bank Ltd. 0.01%, 01/06/2029(a)		17,865	15,481,881
Series G 0.625%, 03/16/2027(a)		11,055	10,481,492
Series E 3.263%, 02/13/2026(a)		5,000	5,207,269
National Westminster Bank PLC Series E 0.50%, 05/15/2024(a)		310	320,524
Nationwide Building Society Series E 0.625%, 03/25/2027(a)		4,570	4,349,057
3.625%, 03/15/2028(a)		10,740	11,305,679
Nordea Kiinnitysluottopankki Oyj Series FI43 1.00%, 11/05/2024(a)		430	440,287
Royal Bank of Canada Series E 0.01%, 01/21/2027(a)		3,100	2,895,986
0.125%, 04/26/2027(a)		20,240	18,809,730
Santander UK PLC Series G 0.05%, 01/12/2027(a)		15,000	14,033,825
1.125%, 03/12/2027(a)		4,609	4,453,609
Skandinaviska Enskilda Banken AB 0.375%, 02/09/2026(a)		320	312,491
Societe Generale SFH SA Series E 0.01%, 12/02/2026(a)		600	566,723

68 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Stadshypotek AB Series E 0.375%, 03/13/2026(a)	EUR	320	$311,834
Toronto-Dominion Bank (The) Series 28 0.10%, 07/19/2027(a)		3,770	3,467,396
Series G 0.864%, 03/24/2027(a)		1,500	1,434,469
3.25%, 04/27/2026(a)		14,125	14,686,220
Westpac Banking Corp. Series E 0.01%, 09/22/2028(a)		10,098	8,810,117

Total Covered Bonds (cost $289,266,241)			267,526,874

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.5%
Risk Share Floating Rate – 3.4%
Bellemeade Re Ltd. Series 2018-1A, Class M2
8.334% (LIBOR 1 Month + 2.90%), 04/25/2028(a)(e)	U.S.$	254	254,056
Series 2019-2A, Class M1C 7.434% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(e)		4,416	4,421,829
Series 2019-2A, Class M2 8.534% (LIBOR 1 Month + 3.10%), 04/25/2029(a)(e)		5,800	5,927,439
Series 2019-3A, Class M1C 7.384% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(e)		6,265	6,283,565
Series 2019-4A, Class M1C 7.934% (LIBOR 1 Month + 2.50%), 10/25/2029(a)(e)		2,723	2,729,565
Series 2020-3A, Class M1C 9.134% (SOFR + 3.81%), 10/25/2030(a)(e)		2,410	2,446,538
Series 2021-3A, Class A2 6.31% (SOFR + 1.00%), 09/25/2031(a)(e)		7,225	7,152,709
Connecticut Avenue Securities Trust Series 2019-R03, Class 1M2 7.579% (SOFR + 2.26%), 09/25/2031(a)(e)		8	8,329
Series 2019-R07, Class 1M2 7.529% (SOFR + 2.21%), 10/25/2039(a)(e)		151	151,244

abfunds.com	AB GLOBAL BOND FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-R01, Class 1M2 7.479% (SOFR + 2.16%), 01/25/2040(a)(e)	U.S.$	1,862	$1,867,660
Series 2021-R01, Class 1M1 6.06% (SOFR + 0.75%), 10/25/2041(a)(e)		115	115,008
Series 2021-R01, Class 1M2 6.86% (SOFR + 1.55%), 10/25/2041(a)(e)		878	876,083
Series 2022-R06, Class 1M1 8.06% (SOFR + 2.75%), 05/25/2042(a)(e)		5,999	6,149,402
Series 2022-R08, Class 1M1 7.86% (SOFR + 2.55%), 07/25/2042(a)(e)		11,206	11,411,728
Series 2023-R04, Class 1M1 7.61% (SOFR + 2.30%), 05/25/2043(a)(e)		6,589	6,672,418
Series 2023-R05, Class 1M1 7.21% (SOFR + 1.90%), 06/25/2043(a)(e)		6,304	6,339,622
Eagle Re Ltd. Series 2018-1, Class M1 7.129% (LIBOR 1 Month + 1.70%), 11/25/2028(a)(e)		4,843	4,846,534
Series 2021-2, Class M1B 7.36% (SOFR + 2.05%), 04/25/2034(a)(e)		3,700	3,701,053
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 9.679% (SOFR + 4.36%), 11/25/2023(e)		3,700	3,716,711
Series 2015-DNA1, Class M3 8.729% (SOFR + 3.41%), 10/25/2027(e)		1,736	1,756,495
Series 2019-DNA3, Class M2 7.479% (SOFR + 2.16%), 07/25/2049(a)(e)		599	601,146
Series 2019-DNA4, Class M2 7.379% (SOFR + 2.06%), 10/25/2049(a)(e)		139	139,632
Series 2020-DNA1, Class M2 7.129% (SOFR + 1.81%), 01/25/2050(a)(e)		245	245,144

70 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-HQA2, Class M2 8.529% (SOFR + 3.21%), 03/25/2050(a)(e)	U.S.$	1,518	$1,565,770
Series 2021-DNA5, Class M2 6.96% (SOFR + 1.65%), 01/25/2034(a)(e)		4,730	4,725,017
Series 2021-DNA6, Class M1 6.11% (SOFR + 0.80%), 10/25/2041(a)(e)		462	460,787
Series 2021-DNA6, Class M2 6.81% (SOFR + 1.50%), 10/25/2041(a)(e)		11,395	11,231,406
Series 2021-DNA7, Class M1 6.16% (SOFR + 0.85%), 11/25/2041(a)(e)		686	678,746
Series 2021-DNA7, Class M2 7.11% (SOFR + 1.80%), 11/25/2041(a)(e)		13,277	12,965,892
Series 2021-HQA4, Class M1 6.26% (SOFR + 0.95%), 12/25/2041(a)(e)		14,770	14,493,653
Series 2021-HQA4, Class M2 7.66% (SOFR + 2.35%), 12/25/2041(a)(e)		6,919	6,685,479
Series 2023-DNA1, Class M1A 7.41% (SOFR + 2.10%), 03/25/2043(a)(e)		14,975	15,112,235
Series 2023-DNA2, Class M1A 7.41% (SOFR + 2.10%), 04/25/2043(a)(e)		13,038	13,159,984
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 10.679% (SOFR + 5.36%), 10/25/2023(e)		89	89,494
Series 2014-C01, Class M2 9.829% (SOFR + 4.51%), 01/25/2024(e)		372	375,931
Series 2014-C04, Class 1M2 10.329% (SOFR + 5.01%), 11/25/2024(e)		1,221	1,263,907
Series 2014-C04, Class 2M2 10.429% (SOFR + 5.11%), 11/25/2024(e)		48	47,837
Series 2015-C01, Class 1M2 9.729% (SOFR + 4.41%), 02/25/2025(e)		1,349	1,389,710

abfunds.com	AB GLOBAL BOND FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C02, Class 1M2 9.429% (SOFR + 4.11%), 05/25/2025(e)	U.S.$	1,293	$1,331,392
Series 2015-C03, Class 1M2 10.429% (SOFR + 5.11%), 07/25/2025(e)		300	315,238
Series 2015-C04, Class 1M2 11.129% (SOFR + 5.81%), 04/25/2028(e)		906	966,253
Series 2015-C04, Class 2M2 10.979% (SOFR + 5.66%), 04/25/2028(e)		4,134	4,294,013
Series 2016-C01, Class 2M2 12.379% (SOFR + 7.06%), 08/25/2028(e)		581	610,018
Series 2016-C02, Class 1M2 11.429% (SOFR + 6.11%), 09/25/2028(e)		1,559	1,637,144
Series 2021-R02, Class 2M2 7.31% (SOFR + 2.00%), 11/25/2041(a)(e)		7,361	7,241,137
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 10.929% (SOFR + 5.61%), 10/25/2025(e)(f)		1,427	1,448,303
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 9.182% (SOFR + 3.86%), 05/30/2025(a)(e)		4,454	4,448,695
Series 2019-3R, Class A 9.129% (SOFR + 3.81%), 11/27/2031(a)(e)		314	312,456
Triangle Re Ltd. Series 2021-3, Class M1A 7.21% (SOFR + 1.90%), 02/25/2034(a)(e)		3,523	3,544,187

			188,208,594

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036		1,268	670,424
Series 2006-26CB, Class A6 6.25%, 09/25/2036		112	57,348
Series 2006-26CB, Class A8 6.25%, 09/25/2036		418	214,229

72 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2006-J1, Class 1A11 5.50%, 02/25/2036	U.S.$	620	$425,389
Series 2007-15CB, Class A19 5.75%, 07/25/2037		250	143,254
CHL Mortgage Pass-Through Trust Series 2007-3, Class A30 5.75%, 04/25/2037		757	342,222
Series 2007-HY4, Class 1A1 4.163%, 09/25/2047		219	189,806
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.109%, 03/25/2037		113	95,357
Residential Accredit Loans, Inc. Trust Series 2005-QS14, Class 3A1 6.00%, 09/25/2035		463	392,366
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 4.782%, 12/28/2037		730	625,348

			3,155,743

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 5.684% (SOFR + 0.36%), 04/25/2037(e)		529	125,296

Total Collateralized Mortgage Obligations (cost $192,541,670)			191,489,633

INFLATION-LINKED SECURITIES – 2.6%
Canada – 0.2%
Canadian Government Real Return Bond 4.00%, 12/01/2031	CAD	15,311	12,710,903

Sweden – 0.2%
Sweden Inflation Linked Bond Series 3113 0.125%, 12/01/2027(a)	SEK	117,360	12,999,060

United States – 2.2%
U.S. Treasury Inflation Index 0.125%, 10/15/2026 (TIPS)	U.S.$	125,323	116,534,581

Total Inflation-Linked Securities (cost $151,019,837)			142,244,544

abfunds.com	AB GLOBAL BOND FUND | 73

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 2.4%
CLO - Floating Rate – 2.4%
AGL CLO 16 Ltd. Series 2021-16A, Class A 6.718% (SOFR + 1.39%), 01/20/2035(a)(e)	U.S.$	700	$695,729
Apidos CLO XXXV Series 2021-35A, Class A 6.638% (SOFR + 1.31%), 04/20/2034(a)(e)		5,030	4,966,753
Balboa Bay Loan Funding Ltd. Series 2022-1A, Class A 6.756% (SOFR + 1.43%), 04/20/2034(a)(e)		4,500	4,449,690
Ballyrock CLO 16 Ltd. Series 2021-16A, Class A1 6.718% (SOFR + 1.39%), 07/20/2034(a)(e)		3,917	3,857,193
Elmwood CLO 15 Ltd. Series 2022-2A, Class A1 6.686% (SOFR + 1.34%), 04/22/2035(a)(e)		5,000	4,970,430
Elmwood CLO VIII Ltd. Series 2021-1A, Class A1 6.828% (SOFR + 1.50%), 01/20/2034(a)(e)		3,632	3,624,390
Invesco CLO Ltd. Series 2021-1A, Class A1 6.57% (SOFR + 1.26%), 04/15/2034(a)(e)		5,500	5,428,263
Kings Park CLO Ltd. Series 2021-1A, Class A 6.725% (SOFR + 1.39%), 01/21/2035(a)(e)		5,450	5,414,597
Marble Point CLO XI Ltd. Series 2017-2A, Class A 6.752% (SOFR + 1.44%), 12/18/2030(a)(e)		15,794	15,713,727
OCP CLO Ltd. Series 2020-18A, Class AR 6.678% (SOFR + 1.35%), 07/20/2032(a)(e)		3,453	3,444,581
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR 6.821% (SOFR + 1.44%), 11/18/2031(a)(e)		8,984	8,960,695

74 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

OZLM XVIII Ltd. Series 2018-18A, Class A 6.59% (SOFR + 1.28%), 04/15/2031(a)(e)	U.S.$	16,013	$15,931,523
Peace Park CLO Ltd. Series 2021-1A, Class A 6.718% (LIBOR 3 Month + 1.13%), 10/20/2034(a)(e)		4,620	4,584,814
Pikes Peak CLO 8 Series 2021-8A, Class A 6.758% (SOFR + 1.43%), 07/20/2034(a)(e)		14,279	14,109,646
Rad CLO 14 Ltd. Series 2021-14A, Class A 6.74% (SOFR + 1.43%), 01/15/2035(a)(e)		4,750	4,709,924
Regatta XXIV Funding Ltd. Series 2021-5A, Class A1 6.738% (SOFR + 1.41%), 01/20/2035(a)(e)		450	447,812
Rockford Tower CLO Ltd. Series 2018-2A, Class A 6.748% (SOFR + 1.42%), 10/20/2031(a)(e)		8,500	8,471,057
Signal Peak CLO 12 Ltd. Series 2022-12A, Class A1 6.85% (SOFR + 1.54%), 07/18/2034(a)(e)		15,929	15,875,673
TIAA CLO IV Ltd. Series 2018-1A, Class A1A 6.818% (SOFR + 1.49%), 01/20/2032(a)(e)		4,510	4,496,804

Total Collateralized Loan Obligations (cost $130,325,946)			130,153,301

GOVERNMENTS - SOVEREIGN BONDS – 2.0%
Chile – 0.1%
Chile Electricity Lux MPC SARL 6.01%, 01/20/2033(a)		3,313	3,295,398
Chile Government International Bond 3.10%, 05/07/2041		825	560,357
5.33%, 01/05/2054		265	235,585

			4,091,340

France – 0.5%
Dexia Credit Local SA Series E Zero Coupon, 01/21/2028(a)	EUR	22,100	20,152,395
0.01%, 01/22/2027(a)		7,200	6,784,995

			26,937,390

abfunds.com	AB GLOBAL BOND FUND | 75

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Germany – 0.7%
Kreditanstalt fuer Wiederaufbau 2.00%, 02/15/2027	AUD	6,000	$3,552,826
3.20%, 09/11/2026		6,008	3,723,086
4.10%, 02/20/2026		37,326	23,766,442
Landwirtschaftliche Rentenbank 4.75%, 04/08/2024		9,310	5,997,951

			37,040,305

Hungary – 0.0%
Hungary Government International Bond 2.125%, 09/22/2031(a)	U.S.$	673	494,958
3.125%, 09/21/2051(a)		200	110,446
5.25%, 06/16/2029(a)		310	295,845
6.125%, 05/22/2028(a)		250	248,988
6.75%, 09/25/2052(a)		420	398,164

			1,548,401

Indonesia – 0.3%
Indonesia Government International Bond 1.00%, 07/28/2029	EUR	5,330	4,622,958
2.15%, 07/28/2031	U.S.$	1,030	802,555
3.20%, 09/23/2061		640	379,891
3.375%, 07/30/2025(a)	EUR	10,564	10,957,252
3.55%, 03/31/2032	U.S.$	200	172,550
4.125%, 01/15/2025(a)		590	579,351
4.30%, 03/31/2052		200	154,860

			17,669,417

Mexico – 0.0%
Mexico Government International Bond 2.659%, 05/24/2031		400	315,756
4.28%, 08/14/2041		500	368,490
6.338%, 05/04/2053		248	225,060

			909,306

Panama – 0.1%
Panama Bonos del Tesoro Series DOM 3.362%, 06/30/2031		500	395,865
Panama Government International Bond 2.252%, 09/29/2032		408	294,278
3.87%, 07/23/2060		400	229,400
3.875%, 03/17/2028		920	844,717
6.40%, 02/14/2035		658	635,891
6.853%, 03/28/2054		200	185,632
6.875%, 01/31/2036		3,012	3,019,939

			5,605,722

76 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Peru – 0.0%
Peruvian Government International Bond 1.862%, 12/01/2032	U.S.$	150	$108,080
2.78%, 12/01/2060		105	55,443

			163,523

Philippines – 0.0%
Philippine Government International Bond 1.95%, 01/06/2032		1,660	1,263,675
3.229%, 03/29/2027		205	190,933
3.556%, 09/29/2032		205	176,142
4.20%, 03/29/2047		205	158,961

			1,789,711

Poland – 0.0%
Republic of Poland Government International Bond 4.875%, 10/04/2033		212	196,549
5.50%, 04/04/2053		158	142,608

			339,157

Qatar – 0.0%
Qatar Government International Bond 3.75%, 04/16/2030(a)		1,110	1,033,743
4.40%, 04/16/2050(a)		490	398,443

			1,432,186

Romania – 0.2%
Romanian Government International Bond 2.875%, 04/13/2042(a)	EUR	300	185,344
3.00%, 02/14/2031(a)	U.S.$	250	200,567
3.625%, 03/27/2032(a)		256	207,660
5.25%, 11/25/2027(a)		694	673,916
6.625%, 09/27/2029(a)	EUR	8,410	9,112,248

			10,379,735

Saudi Arabia – 0.1%
KSA Sukuk Ltd. 5.268%, 10/25/2028(a)	U.S.$	405	405,079
Saudi Government International Bond 3.45%, 02/02/2061(a)		290	177,013
3.625%, 03/04/2028(a)		370	344,292
3.75%, 01/21/2055(a)		970	641,859
5.00%, 04/17/2049(a)		407	339,365

			1,907,608

abfunds.com	AB GLOBAL BOND FUND | 77

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Uruguay – 0.0%
Uruguay Government International Bond 4.375%, 10/27/2027	U.S.$	260	$256,428
4.375%, 01/23/2031		430	411,200

			667,628

Total Governments - Sovereign Bonds (cost $121,594,031)			110,481,429

SUPRANATIONALS – 1.5%
Supranational – 1.5%
European Investment Bank 0.75%, 07/15/2027	AUD	15,292	8,526,179
1.45%, 01/25/2024(a)		3,378	2,153,560
1.80%, 01/19/2027		19,295	11,362,864
3.10%, 08/17/2026(a)		9,991	6,186,839
Inter-American Development Bank 2.50%, 04/14/2027(a)		2,505	1,499,862
2.70%, 01/29/2026		2,485	1,531,398
4.25%, 06/11/2026		12,339	7,858,984
International Bank for Reconstruction & Development 3.00%, 10/19/2026		6,993	4,299,442
Series G Zero Coupon, 01/15/2027	EUR	14,647	13,856,042
Series GDIF 0.01%, 04/24/2028		7,398	6,721,465
International Finance Corp. 4.45%, 05/14/2027	AUD	18,234	11,675,923
Nordic Investment Bank 4.75%, 02/28/2024		6,590	4,248,957

Total Supranationals (cost $89,848,875)			79,921,515

ASSET-BACKED SECURITIES – 1.5%
Other ABS - Fixed Rate – 1.1%
Amur Equipment Finance Receivables XII LLC Series 2023-1A, Class A2 6.09%, 12/20/2029(a)	U.S.$	4,328	4,337,914
BHG Securitization Trust Series 2023-A, Class A 5.55%, 04/17/2036(a)		6,380	6,285,472
CNH Equipment Trust Series 2022-C, Class A2 5.42%, 07/15/2026		4,776	4,762,092

78 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dell Equipment Finance Trust Series 2023-1, Class A2 5.65%, 09/22/2028(a)	U.S.$	3,473	$3,463,900
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(a)		5,535	5,449,722
HPEFS Equipment Trust Series 2022-3A, Class A2 5.26%, 08/20/2029(a)		4,077	4,066,843
Series 2023-1A, Class A2 5.43%, 08/20/2025(a)		3,456	3,445,354
Kubota Credit Owner Trust Series 2023-1A, Class A2 5.40%, 02/17/2026(a)		6,924	6,899,666
Marlette Funding Trust Series 2022-2A, Class A 4.25%, 08/15/2032(a)		1,373	1,367,363
Series 2023-3A, Class A 6.49%, 09/15/2033(a)		4,981	4,981,239
Nelnet Student Loan Trust Series 2021-CA, Class B 2.53%, 04/20/2062(a)		8,191	6,395,885
NMEF Funding LLC Series 2023-A, Class A2 6.57%, 06/17/2030(a)		6,000	6,001,909
SBA Tower Trust Series 2014-2A, Class C 3.869%, 10/15/2049(a)		3,008	2,927,623

			60,384,982

Autos - Fixed Rate – 0.4%
BOF VII AL Funding Trust I Series 2023-CAR3, Class A2 6.291%, 07/26/2032(a)		6,988	6,949,520
LAD Auto Receivables Trust Series 2023-2A, Class A2 5.93%, 06/15/2027(a)		5,653	5,638,110
OCCU Auto Receivables Trust Series 2023-1A, Class A2 6.23%, 04/15/2027(a)		3,727	3,726,280
Santander Bank Auto Credit-Linked Notes Series 2022-B, Class B 5.721%, 08/16/2032(a)		2,801	2,773,842

			19,087,752

Total Asset-Backed Securities (cost $81,639,442)			79,472,734

abfunds.com	AB GLOBAL BOND FUND | 79

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN AGENCIES – 1.1%
Canada – 0.3%
Canada Housing Trust No. 1 3.95%, 06/15/2028(a)	CAD	24,140	$17,328,240

France – 0.2%
SNCF Reseau Series E 3.125%, 10/25/2028	EUR	9,800	10,155,798

Japan – 0.5%
Development Bank of Japan, Inc. Series G 0.01%, 10/15/2024(a)		7,071	7,168,097
0.01%, 09/09/2025(a)		15,859	15,566,673
0.875%, 10/10/2025(a)		5,600	5,577,520

			28,312,290

Netherlands – 0.1%
BNG Bank NV Series E 0.75%, 01/24/2029(a)		4,715	4,349,565

South Korea – 0.0%
Korea Gas Corp. 1.125%, 07/13/2026(a)	U.S.$	290	256,812

Total Governments - Sovereign Agencies (cost $65,460,076)			60,402,705

CORPORATES - NON-INVESTMENT GRADE – 1.0%
Industrial – 0.6%
Basic – 0.1%
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(a)	EUR	5,045	4,857,991

Communications - Media – 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.75%, 02/01/2032(a)	U.S.$	141	112,809
DISH DBS Corp. 5.25%, 12/01/2026(a)		7,940	6,747,505
5.75%, 12/01/2028(a)		6,707	5,154,303

			12,014,617

80 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications -Telecommunications – 0.0%
Telefonica Europe BV 4.375%, 12/14/2024(a)(b)	EUR	100	$103,789

Consumer Cyclical - Automotive – 0.1%
ZF Finance GmbH Series E 2.00%, 05/06/2027(a)		5,300	4,910,001
ZF North America Capital, Inc. 7.125%, 04/14/2030(a)	U.S.$	180	176,508

			5,086,509

Consumer Cyclical - Entertainment – 0.1%
Carnival Corp. 4.00%, 08/01/2028(a)		150	129,832
Carnival PLC 1.00%, 10/28/2029	EUR	3,234	2,186,724

			2,316,556

Consumer Non-Cyclical – 0.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 5.875%, 02/15/2028(a)	U.S.$	140	134,666

Technology – 0.0%
Cedacri Mergeco SpA 8.424% (EURIBOR 3 Month + 4.62%), 05/15/2028(a)(e)	EUR	2,165	2,251,032

Transportation - Services – 0.1%
NAC Aviation 29 DAC 4.75%, 06/30/2026	U.S.$	4,743	4,335,654

			31,100,814

Financial Institutions – 0.3%
Banking – 0.0%
Unicaja Banco SA Series E 6.50%, 09/11/2028(a)	EUR	200	210,442

Finance – 0.1%
Aircastle Ltd. 5.25%, 06/15/2026(a)(b)	U.S.$	195	153,986
SLM Corp. 4.20%, 10/29/2025		6,276	5,870,918

			6,024,904

abfunds.com	AB GLOBAL BOND FUND | 81

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITs – 0.2%
MPT Operating Partnership LP/MPT Finance Corp. 3.325%, 03/24/2025	EUR	100	$93,240
Via Celere Desarrollos Inmobiliarios SA 5.25%, 04/01/2026(a)		100	99,394
Vivion Investments SARL 3.00%, 08/08/2024(a)		8,100	7,799,088
Series E 7.90%, 02/28/2029(a)(c)(g)		3,300	2,581,754

			10,573,476

			16,808,822

Utility – 0.1%
Electric – 0.1%
EDP - Energias de Portugal SA Series NC5 1.50%, 03/14/2082(a)		8,400	7,532,329
Vistra Corp. 7.00%, 12/15/2026(a)(b)	U.S.$	100	91,983

			7,624,312

Total Corporates - Non-Investment Grade (cost $65,507,284)			55,533,948

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.9%
Non-Agency Floating Rate CMBS – 0.6%
Ashford Hospitality Trust Series 2018-KEYS, Class A 6.505% (SOFR + 1.17%), 06/15/2035(a)(e)		9,940	9,824,425
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 6.38% (SOFR + 1.05%), 11/15/2033(a)(e)		6,275	5,681,792
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 6.912% (SOFR + 1.58%), 07/15/2036(a)(e)		10,690	9,750,324
Series 2022-JERI, Class A 6.734% (SOFR + 1.40%), 01/15/2039(a)(e)		8,113	7,147,106

			32,403,647

82 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate CMBS – 0.3%
225 Liberty Street Trust Series 2016-225L, Class E 4.804%, 02/10/2036(a)	U.S.$	9,098	$6,288,769
Commercial Mortgage Trust Series 2012-CR3, Class D 4.438%, 10/15/2045(a)		2,322	1,390,863
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047		6,329	5,848,352

			13,527,984

Total Commercial Mortgage-Backed Securities (cost $51,730,080)			45,931,631

QUASI-SOVEREIGNS – 0.7%
Quasi-Sovereign Bonds – 0.7%
Chile – 0.1%
Corp. Nacional del Cobre de Chile 3.75%, 01/15/2031(a)		530	455,487
5.125%, 02/02/2033(a)		3,837	3,536,333
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(a)		370	328,160
4.70%, 05/07/2050(a)		370	286,517

			4,606,497

China – 0.0%
CNAC HK Finbridge Co., Ltd. 3.00%, 09/22/2030(a)		800	653,320

Hong Kong – 0.0%
Airport Authority 2.10%, 03/08/2026(a)(b)		250	227,232
3.50%, 01/12/2062(a)		350	233,121
4.75%, 01/12/2028(a)		255	249,982

			710,335

Hungary – 0.1%
Magyar Export-Import Bank Zrt 6.125%, 12/04/2027(a)		7,349	7,219,290

Indonesia – 0.0%
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT 6.53%, 11/15/2028(a)		255	254,396

abfunds.com	AB GLOBAL BOND FUND | 83

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pertamina Persero PT 1.40%, 02/09/2026(a)	U.S.$	480	$431,928
2.30%, 02/09/2031(a)		280	216,969
4.15%, 02/25/2060(a)		410	268,595
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.125%, 05/15/2027(a)		460	431,857

			1,603,745

Kazakhstan – 0.0%
Fund of National Welfare Samruk-Kazyna JSC 2.00%, 10/28/2026(a)		473	420,724

Malaysia – 0.0%
Petronas Capital Ltd. 2.48%, 01/28/2032(a)		1,000	791,230

Mexico – 0.3%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)		7,524	5,868,720
4.677%, 02/09/2051(a)		220	141,194
4.688%, 05/15/2029(a)		240	214,800
5.00%, 09/29/2036(a)		3,248	2,711,746
Petroleos Mexicanos 6.50%, 03/13/2027		3,505	3,073,587
6.70%, 02/16/2032		3,774	2,794,647

			14,804,694

Panama – 0.0%
Aeropuerto Internacional de Tocumen SA 5.125%, 08/11/2061(a)		240	175,001
Banco Nacional de Panama 2.50%, 08/11/2030(a)		580	449,158

			624,159

Poland – 0.0%
Bank Gospodarstwa Krajowego 5.375%, 05/22/2033(a)		265	249,100

Qatar – 0.0%
QatarEnergy 2.25%, 07/12/2031(a)		540	431,735
3.30%, 07/12/2051(a)		500	323,015

			754,750

Saudi Arabia – 0.0%
Gaci First Investment Co. 5.00%, 10/13/2027(a)		430	419,822

84 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

South Africa – 0.1%
Transnet SOC Ltd. 8.25%, 02/06/2028(a)	U.S.$	5,065	$4,839,962

United Arab Emirates – 0.1%
Abu Dhabi Crude Oil Pipeline LLC 3.65%, 11/02/2029(a)		270	246,902
4.60%, 11/02/2047(a)		250	215,445
Abu Dhabi Ports Co. PJSC Series E 2.50%, 05/06/2031(a)		500	406,615
DP World Ltd./United Arab Emirates 6.85%, 07/02/2037(a)		430	443,640
MDGH GMTN RSC Ltd. 3.70%, 11/07/2049(a)		520	366,870
Series G 2.50%, 06/03/2031(a)		690	566,662

			2,246,134

Total Quasi-Sovereigns (cost $45,154,377)			39,943,762

LOCAL GOVERNMENTS - REGIONAL BONDS – 0.7%
Australia – 0.0%
Queensland Treasury Corp. Series 24 5.75%, 07/22/2024(a)	AUD	3,061	1,990,034

Japan – 0.7%
Japan Finance Organization for Municipalities Series G 0.05%, 02/12/2027(a)	EUR	29,930	28,013,028
2.375%, 09/08/2027(a)		9,345	9,396,291

			37,409,319

Total Local Governments - Regional Bonds (cost $45,691,893)			39,399,353

LOCAL GOVERNMENTS - PROVINCIAL BONDS – 0.6%
Canada – 0.6%
Province of Ontario Canada Series E 0.375%, 04/08/2027(a)		9,347	8,847,711

abfunds.com	AB GLOBAL BOND FUND | 85

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Province of Quebec Canada 0.875%, 05/04/2027(a)	EUR	19,183	$18,446,698
3.65%, 05/20/2032	CAD	10,105	6,871,633

Total Local Governments - Provincial Bonds (cost $36,172,393)			34,166,042

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.5%
United States – 0.5%
California Earthquake Authority Series 2022-A 5.603%, 07/01/2027	U.S.$	4,745	4,714,396
Commonwealth Financing Authority (Commonwealth of Pennsylvania Department of Education State Lease) Series 2016-A 4.144%, 06/01/2038		2,640	2,269,249
New Jersey Economic Development Authority NATL Series 1997-A 7.425%, 02/15/2029		5,982	6,317,971
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2010-C 5.754%, 12/15/2028		4,740	4,748,878
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2019-M 2.90%, 01/01/2035		5,975	4,837,638
State Board of Administration Finance Corp (Florida Hurricane Catastrophe Fund) Series 2020-A 2.154%, 07/01/2030		7,016	5,619,112

Total Local Governments - US Municipal Bonds (cost $29,204,656)			28,507,244

86 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 0.4%
Industrial – 0.3%
Basic – 0.1%
Braskem Idesa SAPI 6.99%, 02/20/2032(a)	U.S.$	4,523	$2,714,207
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		927	527,723

			3,241,930

Capital Goods – 0.1%
Embraer Netherlands Finance BV 7.00%, 07/28/2030(a)		3,204	3,178,774
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		9,813	8,832

			3,187,606

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		879	727,241

Consumer Non-Cyclical – 0.0%
BRF GmbH 4.35%, 09/29/2026(a)		1,475	1,355,967
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(d)(f)(h)(i)(j)		4,300	430

			1,356,397

Energy – 0.1%
Acu Petroleo Luxembourg SARL 7.50%, 01/13/2032(a)		3,390	3,097,184
Greenko Dutch BV 3.85%, 03/29/2026(a)		370	332,249
Greenko Solar Mauritius Ltd. 5.95%, 07/29/2026(a)		215	199,503
Leviathan Bond Ltd. 6.125%, 06/30/2025(a)		3,835	3,724,392

			7,353,328

			15,866,502

Utility – 0.1%
Electric – 0.1%
Adani Green Energy Ltd. 4.375%, 09/08/2024(a)		3,315	3,096,972
Diamond II Ltd. 7.95%, 07/28/2026(a)		2,135	2,103,421

			5,200,393

abfunds.com	AB GLOBAL BOND FUND | 87

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 4.375%, 10/25/2029(a)(c)(g)	U.S.$	5,311	$212,433
5.25%, 12/27/2033(a)(c)(g)		1,749	69,959
7.125%, 12/26/2046(a)(c)(g)		2,546	176,087

			458,479

Total Emerging Markets - Corporate Bonds (cost $42,242,699)			21,525,374

BANK LOANS – 0.1%
Industrial – 0.1%
Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. 8.431% (SOFR 1 Month + 3.00%), 12/15/2027(k)		1,092	1,086,643

Consumer Non-Cyclical – 0.1%
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 9.377% (SOFR 3 Month + 3.75%), 11/16/2025(k)		4,770	4,754,459

Total Bank Loans (cost $5,812,362)			5,841,102

		Shares
COMMON STOCKS – 0.1%
Financials – 0.1%
Banks – 0.0%
Nordic Aviation Capital DAC(d)(h)(j)		86,655	1,424,851

Insurance – 0.1%
Mt Logan Re Ltd. Special Investment, Series 2, December 2022 – Class U-1(d)(h)(j)		2,703	1,471,842

			2,896,693

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Golden Energy Offshore Services AS(j)		3,089,816	357,029
SandRidge Energy, Inc.		4,459	69,829

			426,858

Total Common Stocks (cost $10,075,182)			3,323,551

88 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

EMERGING MARKETS - TREASURIES – 0.0%
South Africa – 0.0%
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030 (cost $1)	ZAR	0	**	$1

		Shares
SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.25%(l)(m)(n) (cost $73,930,984)		73,930,984		73,930,984

		Principal Amount (000)
Time Deposits – 0.2%
Citibank, New York 4.68%, 10/02/2023	U.S.$	7,650		7,649,945
SEB, Stockholm 0.55%, 10/02/2023	CHF	0	**	10
2.81%, 10/02/2023	EUR	3,123		3,301,743
4.17%, 10/02/2023	GBP	7		8,121
Sumitomo, Tokyo (0.38)%, 10/02/2023	JPY	9,399		62,895

Total Time Deposits (cost $11,022,714)				11,022,714

Total Short-Term Investments (cost $84,953,698)				84,953,698

Total Investments – 108.1% (cost $6,386,695,398)				5,861,486,758
Other assets less liabilities – (8.1)%				(440,890,416)

Net Assets – 100.0%				$5,420,596,342

abfunds.com	AB GLOBAL BOND FUND | 89

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
5 Yr Canadian Bond Futures	1,846	December 2023	$146,982,367	$(226,556)
10 Yr Canadian Bond Futures	7	December 2023	609,321	(15,976)
Euro-BOBL Futures	399	December 2023	48,855,416	(27,118)
Euro-Bund Futures	379	December 2023	52,190,067	(644,309)
Euro-BUXL 30Y Bond Futures	5	December 2023	690,490	(43,664)
Long Gilt Futures	326	December 2023	37,512,047	(59,663)
U.S. 10 Yr Ultra Futures	279	December 2023	32,099,969	(974,031)
U.S. Long Bond (CBT) Futures	50	December 2023	6,006,516	(317,453)
U.S. T-Note 2 Yr (CBT) Futures	6	December 2023	1,217,156	(891)
U.S. T-Note 5 Yr (CBT) Futures	4,870	December 2023	517,548,883	(4,448,727)
U.S. T-Note 10 Yr (CBT) Futures	17	December 2023	1,869,813	(32,750)
U.S. Ultra Bond (CBT) Futures	36	December 2023	4,513,188	(240,438)

Sold Contracts
10 Yr Canadian Bond Futures	159	December 2023	13,836,827	359,433
Euro-BOBL Futures	20	December 2023	2,471,850	24,317
Euro-OAT Futures	397	December 2023	52,910,942	1,200,423
Euro-Schatz Futures	1,317	December 2023	146,703,029	515,140
Long Gilt Futures	2	December 2023	230,672	903
U.S. T-Note 5 Yr (CBT) Futures	62	December 2023	6,576,180	43,898

				$(4,887,462)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	EUR	1,241,316	USD	1,331,386	10/05/2023	$18,898,979
Bank of America, NA	USD	3,588	EUR	3,363	10/05/2023	(32,488)
Bank of America, NA	MXN	365,635	USD	21,258	10/06/2023	287,651
Barclays Bank PLC	CNH	1,153,916	USD	157,924	10/11/2023	(239,838)
BNP Paribas SA	CAD	561,659	USD	414,487	10/05/2023	958,218
BNP Paribas SA	EUR	7,199	USD	7,796	10/12/2023	182,293
Brown Brothers Harriman & Co.	USD	5,783	EUR	5,472	10/05/2023	2,884
Brown Brothers Harriman & Co.	USD	12,550	EUR	11,743	10/05/2023	(134,442)
Brown Brothers Harriman & Co.	MXN	56,883	USD	3,239	10/06/2023	(23,548)
Brown Brothers Harriman & Co.	EUR	549	USD	607	10/12/2023	26,593
Brown Brothers Harriman & Co.	USD	807	EUR	746	10/12/2023	(17,903)
Brown Brothers Harriman & Co.	CAD	225	USD	167	10/27/2023	1,198
Brown Brothers Harriman & Co.	AUD	292	USD	189	11/08/2023	1,233
Citibank, NA	SEK	142,724	USD	12,931	10/05/2023	(133,227)
Citibank, NA	THB	642,670	USD	18,021	10/05/2023	368,021
Citibank, NA	USD	11,324	GBP	9,203	10/05/2023	(95,282)
Citibank, NA	EUR	7,189	USD	7,741	10/12/2023	137,360
Citibank, NA	IDR	404,966,875	USD	26,950	10/12/2023	820,825
Citibank, NA	GBP	4,083	USD	5,091	11/17/2023	108,190
HSBC Bank USA	MXN	118,005	USD	6,685	10/06/2023	(83,279)
HSBC Bank USA	KRW	570,848,764	USD	446,948	10/26/2023	23,690,628
JPMorgan Chase Bank, NA	MXN	402,964	USD	23,399	10/06/2023	287,975

90 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	AUD	257,206	USD	165,252	10/05/2023	$(130,408)
Morgan Stanley Capital Services LLC	CAD	17,785	USD	13,166	10/05/2023	71,845
Morgan Stanley Capital Services LLC	USD	21,933	AUD	33,970	10/05/2023	(90,626)
Morgan Stanley Capital Services LLC	USD	5,785	GBP	4,660	10/05/2023	(99,325)
Morgan Stanley Capital Services LLC	MXN	85,383	USD	4,821	10/06/2023	(75,458)
Morgan Stanley Capital Services LLC	USD	6,276	NZD	10,626	10/06/2023	92,386
Morgan Stanley Capital Services LLC	EUR	6,641	USD	7,266	10/12/2023	241,610
Morgan Stanley Capital Services LLC	CAD	1,530	USD	1,130	10/27/2023	2,941
Morgan Stanley Capital Services LLC	MYR	120,125	USD	25,899	01/11/2024	90,387
Natwest Markets PLC	JPY	24,271,972	USD	165,240	10/06/2023	2,742,881
Standard Chartered Bank	GBP	206,571	USD	257,608	10/05/2023	5,568,462
UBS AG	EUR	73,314	USD	78,454	10/05/2023	936,656
UBS AG	USD	157,708	CNH	1,153,916	10/11/2023	455,674
UBS AG	CNH	1,153,916	USD	157,738	10/25/2023	(511,346)

						$54,307,720

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
iTraxx Australia Series 40, 5 Year Index, 12/20/2028*	(1.00)%	Quarterly	0.88%	USD 83,510	$(492,918)	$(668,824)	$175,906
Sale Contracts
CDX-NAIG Series 41, 5 Year Index, 12/20/2028*	1.00	Quarterly	0.74	USD 83,510	1,024,500	1,133,353	(108,853)

					$531,582	$464,529	$67,053

*	Termination date

abfunds.com	AB GLOBAL BOND FUND | 91

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
NZD	43,642	11/01/2024	3 Month BKBM	2.580%	Quarterly/Semi-Annual	$(879,243)	$	– 0	–	$(879,243)
NZD	116,738	11/02/2024	3 Month BKBM	2.503%	Quarterly/Semi-Annual	(2,442,666)		– 0	–	(2,442,666)
HUF	12,128,363	06/02/2028	8.820%	6 Month BUBOR	Annual/ Semi-Annual	(634,079)		– 0	–	(634,079)
HUF	11,402,887	06/05/2028	8.698%	6 Month BUBOR	Annual/ Semi-Annual	(459,144)		– 0	–	(459,144)
JPY	21,211,240	08/18/2028	0.438%	1 Day TONAR	Annual	765,659		– 0	–	765,659
CNY	1,449,660	09/28/2028	2.420%	China 7-Day Reverse Repo Rate	Quarterly	(242,907)		– 0	–	(242,907)
CNY	1,449,660	09/28/2028	China 7-Day Reverse Repo Rate	2.418%	Quarterly	222,272		– 0	–	222,272
CNY	1,449,660	09/28/2028	China 7-Day Reverse Repo Rate	2.420%	Quarterly	242,907		– 0	–	242,907
NZD	101,450	04/26/2033	3 Month BKBM	4.180%	Quarterly/ Semi-Annual	(4,094,346)		– 0	–	(4,094,346)
JPY	5,416,180	08/18/2033	1 Day TONAR	0.838%	Annual	(424,247)		– 0	–	(424,247)
EUR	45,250	09/30/2050	0.122%	6 Month EURIBOR	Annual/ Semi-Annual	25,836,021		– 0	–	25,836,021
EUR	45,250	09/30/2050	6 Month EURIBOR	(0.017)%	Semi-Annual/ Annual	(27,013,958)		– 0	–	(27,013,958)
EUR	45,740	11/10/2050	0.022%	6 Month EURIBOR	Annual/ Semi-Annual	27,669,913		357,073		27,312,840
EUR	45,740	11/10/2050	6 Month EURIBOR	(0.043)%	Semi-Annual/ Annual	(28,258,069)		– 0	–	(28,258,069)

						$(9,711,887)		$357,073		$(10,068,960)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	2,444	$(351,656)	$(320,220)	$(31,436)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,177	(457,153)	(415,798)	(41,355)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,466	(211,238)	(106,136)	(105,102)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,888	(704,127)	(342,519)	(361,608)

						$(1,724,174)	$(1,184,673)	$(539,501)

92 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

*	Termination date

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $2,424,807,235 or 44.7% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2023.

(d)	Fair valued by the Adviser.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2023.

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.03% of net assets as of September 30, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Chile Electricity PEC SpA Zero Coupon, 01/25/2028	10/06/2021	$186,261	$159,030	0.00%
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 10.929%, 10/25/2025	09/18/2015	1,426,765	1,448,303	0.03%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	06/13/2013 – 09/23/2014	3,886,876	430	0.00%

(g)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2023.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)	Defaulted matured security.

(j)	Non-income producing security.

(k)	The stated coupon rate represents the greater of the SOFR or the SOFR floor rate plus a spread at September 30, 2023.

(l)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(m)	The rate shown represents the 7-day yield as of period end.

(n)	Affiliated investments.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NZD – New Zealand Dollar

SEK – Swedish Krona

THB – Thailand Baht

USD – United States Dollar

ZAR – South African Rand

abfunds.com	AB GLOBAL BOND FUND | 93

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

OAT – Obligations Assimilables du Trésor

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

TONAR – Tokyo Overnight Average Rate

See notes to financial statements.

94 | AB GLOBAL BOND FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

September 30, 2023

Assets
Investments in securities, at value Unaffiliated issuers (cost $6,312,764,414)	$5,787,555,774
Affiliated issuers (cost $73,930,984)	73,930,984
Cash	29,325
Cash collateral due from broker	25,086,706
Foreign currencies, at value (cost $966,816)	962,395
Receivable for investment securities sold and foreign currency transactions	58,151,702
Unrealized appreciation on forward currency exchange contracts	55,974,890
Unaffiliated interest receivable	41,397,722
Receivable for capital stock sold	8,752,934
Receivable for variation margin on futures	2,380,504
Affiliated dividends receivable	1,252,910
Receivable for variation margin on centrally cleared swaps	59

Total assets	6,055,475,905

Liabilities
Payable for investment securities purchased and foreign currency transactions	590,570,068
Cash collateral due to broker	24,916,509
Payable for capital stock redeemed	9,044,384
Advisory fee payable	2,115,157
Market value of credit default swaps (net premiums received $1,184,673)	1,724,174
Unrealized depreciation on forward currency exchange contracts	1,667,170
Dividends payable	1,617,474
Payable for variation margin on centrally cleared swaps	821,028
Payable for capital gains taxes	718,872
Transfer Agent fee payable	145,152
Distribution fee payable	96,204
Administrative fee payable	24,598
Accrued expenses	1,418,773

Total liabilities	634,879,563

Net Assets	$5,420,596,342

Composition of Net Assets
Capital stock, at par	$826,054
Additional paid-in capital	6,830,145,022
Accumulated loss	(1,410,374,734)

$5,420,596,342

See notes to financial statements.

abfunds.com	AB GLOBAL BOND FUND | 95

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$332,870,930	50,684,776	$6.57	*

C	$14,098,614	2,139,598	$6.59

Advisor	$3,549,674,446	541,023,829	$6.56

R	$31,163,832	4,754,589	$6.55

K	$8,085,377	1,232,689	$6.56

I	$670,854,182	102,230,503	$6.56

Z	$813,848,961	123,987,649	$6.56

*	The maximum offering price per share for Class A shares was $6.86, which reflects a sales charge of 4.25%.

See notes to financial statements.

96 | AB GLOBAL BOND FUND	abfunds.com

STATEMENT OF OPERATIONS

Year Ended September 30, 2023

Investment Income
Interest (net of foreign taxes withheld of $332,534)	$204,870,610
Dividends
Affiliated issuers	5,309,885
Unaffiliated issuers	1,100,163
Other income	76,275	$211,356,933

Expenses
Advisory fee (see Note B)	25,513,700
Transfer agency—Class A	203,823
Transfer agency—Class C	10,609
Transfer agency—Advisor Class	1,890,340
Transfer agency—Class R	136,359
Transfer agency—Class K	26,269
Transfer agency—Class I	548,049
Transfer agency—Class Z	183,492
Distribution fee—Class A	926,885
Distribution fee—Class C	181,876
Distribution fee—Class R	171,148
Distribution fee—Class K	21,550
Custody and accounting	644,544
Registration fees	225,712
Audit and tax	135,616
Printing	121,455
Administrative	104,635
Legal	91,329
Directors’ fees	77,660
Miscellaneous	136,213

Total expenses before interest expense	31,351,264
Interest expense	93,766

Total expenses	31,445,030
Less: expenses waived and reimbursed by the Adviser (see Note B)	(100,396)

Net expenses		31,344,634

Net investment income		180,012,299

See notes to financial statements.

abfunds.com	AB GLOBAL BOND FUND | 97

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions(a)	$(328,717,914)
Forward currency exchange contracts	(168,598,295)
Futures	(9,107,517)
Swaps	(10,218,178)
Foreign currency transactions	(69,581,536)
Net change in unrealized appreciation (depreciation) on:
Investments(b)	484,780,496
Forward currency exchange contracts	(4,933,748)
Futures	(14,858,882)
Swaps	10,524,276
Foreign currency denominated assets and liabilities	783,895

Net loss on investment and foreign currency transactions	(109,927,403)

Contributions from Affiliates (see Note B)	4,238

Net Increase in Net Assets from Operations	$70,089,134

(a)	Net of foreign realized capital gains taxes of $174,608.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $52,478.

See notes to financial statements.

98 | AB GLOBAL BOND FUND	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$180,012,299	$104,569,555
Net realized loss on investment and foreign currency transactions	(586,223,440)	(14,056,457)
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	476,296,037	(963,213,409)
Contributions from Affiliates (see Note B)	4,238	716

Net increase (decrease) in net assets from operations	70,089,134	(872,699,595)
Distributions to Shareholders
Class A	(31,048,451)	(21,975,166)
Class C	(1,479,477)	(1,182,268)
Advisor Class	(284,552,068)	(190,054,777)
Class R	(2,714,762)	(1,745,135)
Class K	(676,437)	(501,460)
Class I	(60,631,879)	(38,514,337)
Class Z	(64,290,456)	(39,231,722)
Return of Capital
Class A	(2,887,617)	– 0	–
Class C	(137,597)	– 0	–
Advisor Class	(26,464,357)	– 0	–
Class R	(252,482)	– 0	–
Class K	(62,911)	– 0	–
Class I	(5,638,981)	– 0	–
Class Z	(5,979,242)	– 0	–
Capital Stock Transactions
Net increase (decrease)	437,645,834	(462,510,929)

Total increase (decrease)	20,918,251	(1,628,415,389)
Net Assets
Beginning of period	5,399,678,091	7,028,093,480

End of period	$5,420,596,342	$5,399,678,091

See notes to financial statements.

abfunds.com	AB GLOBAL BOND FUND | 99

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

NOTE A

Significant Accounting Policies

AB Global Bond Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

100 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value

abfunds.com	AB GLOBAL BOND FUND | 101

NOTES TO FINANCIAL STATEMENTS (continued)

pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are

102 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments

abfunds.com	AB GLOBAL BOND FUND | 103

NOTES TO FINANCIAL STATEMENTS (continued)

for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2023:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$2,393,323,110		$	– 0	–	$2,393,323,110
Corporates – Investment Grade		255,968		1,392,671,051			– 0	–	1,392,927,019
Mortgage Pass-Throughs		– 0	–	654,418,188			– 0	–	654,418,188
Covered Bonds		– 0	–	267,526,874			– 0	–	267,526,874
Collateralized Mortgage Obligations		– 0	–	191,489,633			– 0	–	191,489,633
Inflation-Linked Securities		– 0	–	142,244,544			– 0	–	142,244,544
Collateralized Loan Obligations		– 0	–	130,153,301			– 0	–	130,153,301
Governments – Sovereign Bonds		– 0	–	110,481,429			– 0	–	110,481,429
Supranationals		– 0	–	79,921,515			– 0	–	79,921,515
Asset-Backed Securities		– 0	–	79,472,734			– 0	–	79,472,734
Governments – Sovereign Agencies		– 0	–	60,402,705			– 0	–	60,402,705
Corporates – Non-Investment Grade		– 0	–	55,533,948			– 0	–	55,533,948
Commercial Mortgage-Backed Securities		– 0	–	45,931,631			– 0	–	45,931,631
Quasi-Sovereigns		– 0	–	39,943,762			– 0	–	39,943,762
Local Governments – Regional Bonds		– 0	–	39,399,353			– 0	–	39,399,353
Local Governments – Provincial Bonds		– 0	–	34,166,042			– 0	–	34,166,042
Local Governments – US Municipal Bonds		– 0	–	28,507,244			– 0	–	28,507,244
Emerging Markets – Corporate Bonds		– 0	–	21,524,944			430		21,525,374
Bank Loans		– 0	–	5,841,102			– 0	–	5,841,102
Common Stocks		426,858		– 0	–		2,896,693		3,323,551

104 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2		Level 3			Total
Emerging Markets – Treasuries	$	– 0	–	$1		$	– 0	–	$1
Short-Term Investments:
Investment Companies		73,930,984		– 0	–		– 0	–	73,930,984
Time Deposits		– 0	–	11,022,714			– 0	–	11,022,714

Total Investments in Securities		74,613,810		5,783,975,825			2,897,123		5,861,486,758
Other Financial Instruments*:
Assets
Futures		2,144,114		– 0	–		– 0	–	2,144,114	†
Forward Currency Exchange Contracts		– 0	–	55,974,890			– 0	–	55,974,890
Centrally Cleared Credit Default Swaps		– 0	–	1,024,500			– 0	–	1,024,500	†
Centrally Cleared Interest Rate Swaps		– 0	–	54,736,772			– 0	–	54,736,772	†
Liabilities
Futures		(7,031,576)		– 0	–		– 0	–	(7,031,576	)†
Forward Currency Exchange Contracts		– 0	–	(1,667,170)			– 0	–	(1,667,170)
Centrally Cleared Credit Default Swaps		– 0	–	(492,918)			– 0	–	(492,918	)†
Centrally Cleared Interest Rate Swaps		– 0	–	(64,448,659)			– 0	–	(64,448,659	)†
Credit Default Swaps		– 0	–	(1,724,174)			– 0	–	(1,724,174)

Total		$69,726,348		$5,827,379,066			$2,897,123		$5,900,002,537

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

†

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities

abfunds.com	AB GLOBAL BOND FUND | 105

NOTES TO FINANCIAL STATEMENTS (continued)

were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

106 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2023, the reimbursement for such services amounted to $104,635.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,024,458 for the year ended September 30, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,221 from the sale of Class A shares and received $397 and $998 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended September 30, 2023.

abfunds.com	AB GLOBAL BOND FUND | 107

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended September 30, 2023, such waiver amounted to $100,396.

A summary of the Fund’s transactions in AB mutual funds for the year ended September 30, 2023 is as follows:

Fund	Market Value 9/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$64,626	$1,960,428	$1,951,123	$73,931	$5,310

During the year ended September 30, 2023 and the year ended September 30, 2022, the Adviser reimbursed the Fund $4,238 and $716, respectively, for trading losses incurred due to trade entry errors.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for

108 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $15,602,788, $1,463,434 and $324,424 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2023, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$5,347,330,615	$4,819,466,661
U.S. government securities	4,720,761,013	4,930,895,032

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$6,401,202,677

Gross unrealized appreciation	$125,932,399
Gross unrealized depreciation	(674,211,909)

Net unrealized depreciation	$(548,279,510)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

abfunds.com	AB GLOBAL BOND FUND | 109

NOTES TO FINANCIAL STATEMENTS (continued)

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2023, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the

110 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2023, the Fund held futures for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized

abfunds.com	AB GLOBAL BOND FUND | 111

NOTES TO FINANCIAL STATEMENTS (continued)

gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price

112 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2023, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

abfunds.com	AB GLOBAL BOND FUND | 113

NOTES TO FINANCIAL STATEMENTS (continued)

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2023, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

114 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended September 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$2,144,114	*	Payable for variation margin on futures	$7,031,576	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	54,379,699	*	Payable for variation margin on centrally cleared swaps	64,448,659	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	55,974,890		Unrealized depreciation on forward currency exchange contracts	1,667,170

Credit contracts				Market value of credit default swaps	1,724,174

Credit contracts	Receivable for variation margin on centrally cleared swaps	175,906	*	Payable for variation margin on centrally cleared swaps	108,853	*

Total		$112,674,609			$74,980,432

*

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	$(9,230,412)	$8,835,346

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	(9,107,517)	(14,858,882)

abfunds.com	AB GLOBAL BOND FUND | 115

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	$(168,598,295)	$(4,933,748)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	(987,766)	1,688,930

Total		$(187,923,990)	$(9,268,354)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended September 30, 2023:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$52,627,624	(a)
Average notional amount of sale contracts	$49,448,429	(b)

Centrally Cleared Interest Rate Swaps
Average notional amount	$608,257,483

Credit Default Swaps:
Average notional amount of sale contracts	$14,586,370

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,282,305,724
Average principal amount of sale contracts	$5,091,451,697

Futures:
Average notional amount of buy contracts	$519,592,379
Average notional amount of sale contracts	$560,453,479

(a)	Positions were open for eight months during the reporting period.

(b)	Positions were open for six months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral

116 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

received/pledged by the Fund as of September 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$19,186,630	$(32,488)		$	– 0	–	$	– 0	–	$19,154,142
BNP Paribas SA	1,140,511	– 0	–		– 0	–		– 0	–	1,140,511
Brown Brothers Harriman & Co.	31,908	(31,908)			– 0	–		– 0	–	– 0	–
Citibank, NA	1,434,396	(228,509)			(869,509)			– 0	–	336,378
HSBC Bank USA	23,690,628	(83,279)			(23,607,349)			– 0	–	– 0	–
JPMorgan Chase Bank, NA	287,975	– 0	–		– 0	–		– 0	–	287,975
Morgan Stanley Capital Services LLC	499,169	(395,817)			– 0	–		– 0	–	103,352
Natwest Markets PLC	2,742,881	– 0	–		– 0	–		– 0	–	2,742,881
Standard Chartered Bank	5,568,462	– 0	–		– 0	–		– 0	–	5,568,462
UBS AG	1,392,330	(511,346)			– 0	–		– 0	–	880,984

Total	$55,974,890	$(1,283,347)			$(24,476,858)		$	– 0	–	$30,214,685	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$32,488	$(32,488)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	239,838	– 0	–		– 0	–		– 0	–		239,838
Brown Brothers Harriman & Co.	175,893	(31,908)			– 0	–		– 0	–		143,985
Citibank, NA	228,509	(228,509)			– 0	–		– 0	–		– 0	–
Credit Suisse International	808,809	– 0	–		(808,809)			– 0	–		– 0	–
Goldman Sachs International	915,365	– 0	–		(915,365)			– 0	–		– 0	–
HSBC Bank USA	83,279	(83,279)			– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC	395,817	(395,817)			– 0	–		– 0	–		– 0	–
UBS AG	511,346	(511,346)			– 0	–		– 0	–		– 0	–

Total	$3,391,344	$(1,283,347)			$(1,724,174)		$	– 0	–		$383,823	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination.

The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures

abfunds.com	AB GLOBAL BOND FUND | 117

NOTES TO FINANCIAL STATEMENTS (continued)

and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade.

Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2023, the Fund earned drop income of $322,297 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with

118 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended September 30, 2023, the average amount of reverse repurchase agreements outstanding was $8,689,395 and the daily weighted average interest rate was 0.01%. As of September 30, 2023, the Fund did not hold reverse repurchase agreements.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

Class A
Shares sold	4,509,902	4,950,816	$30,649,967	$39,184,488

Shares issued in reinvestment of dividends and distributions	3,667,291	2,067,039	25,074,171	16,764,841

Shares converted from Class C	560,882	704,291	3,843,963	5,483,574

Shares redeemed	(15,816,533)	(18,092,414)	(108,001,665)	(142,150,009)

Net decrease	(7,078,458)	(10,370,268)	$(48,433,564)	$(80,717,106)

Class C
Shares sold	274,766	276,563	$1,897,691	$2,233,094

Shares issued in reinvestment of dividends and distributions	199,318	123,567	1,368,001	1,014,799

Shares converted to Class A	(558,996)	(701,834)	(3,843,963)	(5,483,574)

Shares redeemed	(950,912)	(1,193,631)	(6,517,657)	(9,474,619)

Net decrease	(1,035,824)	(1,495,335)	$(7,095,928)	$(11,710,300)

abfunds.com	AB GLOBAL BOND FUND | 119

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

Advisor Class
Shares sold	138,998,489	92,883,007	$945,834,055	$733,805,941

Shares issued in reinvestment of dividends and distributions	34,042,911	18,069,481	232,307,208	146,241,591

Shares redeemed	(117,576,424)	(178,294,111)	(802,849,124)	(1,396,559,349)

Net increase (decrease)	55,464,976	(67,341,623)	$375,292,139	$(516,511,817)

Class R
Shares sold	877,603	1,095,028	$5,971,615	$8,744,132

Shares issued in reinvestment of dividends and distributions	432,248	214,722	2,955,309	1,745,775

Shares redeemed	(1,803,227)	(1,884,158)	(12,333,376)	(14,837,194)

Net decrease	(493,376)	(574,408)	$(3,406,452)	$(4,347,287)

Class K
Shares sold	262,805	320,299	$1,784,991	$2,564,766

Shares issued in reinvestment of dividends and distributions	107,902	61,487	737,433	500,253

Shares redeemed	(325,174)	(749,614)	(2,196,154)	(5,838,903)

Net increase (decrease)	45,533	(367,828)	$326,270	$(2,773,884)

Class I
Shares sold	11,945,619	14,043,371	$81,348,626	$113,080,949

Shares issued in reinvestment of dividends and distributions	9,020,337	4,583,235	61,574,598	37,041,565

Shares redeemed	(20,995,086)	(24,308,868)	(140,660,468)	(190,795,317)

Net increase (decrease)	(29,130)	(5,682,262)	$2,262,756	$(40,672,803)

Class Z
Shares sold	26,748,800	41,432,532	$181,371,641	$342,522,824

Shares issued in reinvestment of dividends and distributions	10,049,288	4,672,398	68,647,726	37,670,207

Shares redeemed	(19,334,825)	(23,845,413)	(131,318,754)	(185,970,763)

Net increase	17,463,263	22,259,517	$118,700,613	$194,222,268

120 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of

abfunds.com	AB GLOBAL BOND FUND | 121

NOTES TO FINANCIAL STATEMENTS (continued)

money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which

122 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemption of Fund shares. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

abfunds.com	AB GLOBAL BOND FUND | 123

NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2023.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2023 and September 30, 2022 were as follows:

	2023		2022
Distributions paid from:
Ordinary income	$445,393,530		$239,373,330
Net long-term capital gains	– 0	–	53,831,535

Total taxable distributions paid	$445,393,530		$293,204,865
Return of Capital	41,423,187		– 0	–

Total distributions paid	$486,816,717		$293,204,865

As of September 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital losses	$(672,761,557	)(a)
Other losses	(184,629,669	)(b)
Unrealized appreciation (depreciation)	(549,081,267	)(c)

Total accumulated earnings (deficit)	$(1,406,472,493	)(d)

(a)	As of September 30, 2023, the Fund had a net capital loss carryforward of $672,761,557.

124 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

(b)	As of September 30, 2023, the Fund had a qualified late-year ordinary loss deferral of $184,629,669.

(c)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(d)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2023, the Fund had a net short-term capital loss carryforward of $291,540,435 and a net long-term capital loss carryforward of $381,221,122, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB GLOBAL BOND FUND | 125

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended September 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 7.09	$ 8.52	$ 8.62	$ 8.67	$ 8.19

Income From Investment Operations

Net investment income(a)(b)	.21	.11	.11	.14	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)	(1.20)	(.02)	.07	.52

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.10	(1.09)	.09	.21	.69

Less: Dividends and Distributions

Dividends from net investment income	(.57)	(.24)	(.13)	(.26)	(.21)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.10)	(.06)	– 0	–	– 0	–

Return of Capital	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.62)	(.34)	(.19)	(.26)	(.21)

Net asset value, end of period	$ 6.57	$ 7.09	$ 8.52	$ 8.62	$ 8.67

Total Return

Total investment return based on net asset value(d)	1.27%	(13.27)%	.92%	2.44	%^	8.58%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$332,871	$409,768	$580,627	$656,731	$758,638

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.80%	.80%	.80%	.80%	.81%

Expenses, before waivers/reimbursements(e)	.80%	.80%	.80%	.80%	.81%

Net investment income(b)	3.06%	1.40%	1.24%	1.62%	2.02%

Portfolio turnover rate*	177%	159%	130%	135%	126%

See footnote summary on page 133.

126 | AB GLOBAL BOND FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended September 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 7.12	$ 8.55	$ 8.65	$ 8.70	$ 8.21

Income From Investment Operations

Net investment income(a)(b)	.16	.05	.04	.08	.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	(1.20)	(.02)	.06	.53

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.04	(1.15)	.02	.14	.64

Less: Dividends and Distributions

Dividends from net investment income	(.52)	(.18)	(.06)	(.19)	(.15)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.10)	(.06)	– 0	–	– 0	–

Return of Capital	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.57)	(.28)	(.12)	(.19)	(.15)

Net asset value, end of period	$ 6.59	$ 7.12	$ 8.55	$ 8.65	$ 8.70

Total Return

Total investment return based on net asset value(d)	.36%	(13.88)%	.27%	1.66%	7.87%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$14,099	$22,599	$39,929	$65,949	$104,089

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.55%	1.55%	1.55%	1.55%	1.56%

Expenses, before waivers/reimbursements(e)	1.55%	1.56%	1.55%	1.55%	1.56%

Net investment income(b)	2.26%	.62%	.49%	.93%	1.26%

Portfolio turnover rate*	177%	159%	130%	135%	126%

See footnote summary on page 133.

abfunds.com	AB GLOBAL BOND FUND | 127

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended September 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 7.09	$ 8.51	$ 8.62	$ 8.66	$ 8.18

Income From Investment Operations

Net investment income(a)(b)	.23	.13	.13	.16	.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	(1.19)	(.03)	.08	.52

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.11	(1.06)	.10	.24	.71

Less: Dividends and Distributions

Dividends from net investment income	(.59)	(.26)	(.15)	(.28)	(.23)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.10)	(.06)	– 0	–	– 0	–

Return of Capital	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.64)	(.36)	(.21)	(.28)	(.23)

Net asset value, end of period	$ 6.56	$ 7.09	$ 8.51	$ 8.62	$ 8.66

Total Return

Total investment return based on net asset value(d)	1.38%	(12.95)%	1.17%	2.82%	8.86%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,549,674	$3,441,514	$4,707,655	$4,645,021	$4,845,448

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.55%	.55%	.55%	.55%	.56%

Expenses, before waivers/reimbursements(e)	.55%	.56%	.55%	.55%	.56%

Net investment income(b)	3.33%	1.66%	1.49%	1.91%	2.26%

Portfolio turnover rate*	177%	159%	130%	135%	126%

See footnote summary on page 133.

128 | AB GLOBAL BOND FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended September 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 7.09	$ 8.52	$ 8.62	$ 8.66	$ 8.18

Income From Investment Operations

Net investment income(a)(b)	.17	.08	.07	.10	.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	(1.21)	(.02)	.08	.53

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.05	(1.13)	.05	.18	.66

Less: Dividends and Distributions

Dividends from net investment income	(.54)	(.20)	(.09)	(.22)	(.18)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.10)	(.06)	– 0	–	– 0	–

Return of Capital	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.59)	(.30)	(.15)	(.22)	(.18)

Net asset value, end of period	$ 6.55	$ 7.09	$ 8.52	$ 8.62	$ 8.66

Total Return

Total investment return based on net asset value(d)	.50%	(13.65)%	.59%	2.08%	8.13%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$31,164	$37,213	$49,599	$56,424	$69,424

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.40%	1.25%	1.24%	1.27%	1.24%

Expenses, before waivers/reimbursements(e)	1.40%	1.25%	1.24%	1.27%	1.24%

Net investment income(b)	2.46%	.96%	.80%	1.20%	1.59%

Portfolio turnover rate*	177%	159%	130%	135%	126%

See footnote summary on page 133.

abfunds.com	AB GLOBAL BOND FUND | 129

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended September 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 7.09	$ 8.52	$ 8.62	$ 8.66	$ 8.18

Income From Investment Operations

Net investment income(a)(b)	.19	.10	.10	.13	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)	(1.20)	(.02)	.07	.52

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.08	(1.10)	.08	.20	.68

Less: Dividends and Distributions

Dividends from net investment income	(.56)	(.23)	(.12)	(.24)	(.20)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.10)	(.06)	– 0	–	– 0	–

Return of Capital	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.61)	(.33)	(.18)	(.24)	(.20)

Net asset value, end of period	$ 6.56	$ 7.09	$ 8.52	$ 8.62	$ 8.66

Total Return

Total investment return based on net asset value(d)	.97%	(13.38)%	.90%	2.39%	8.46%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,085	$8,420	$13,249	$16,627	$19,576

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.05%	.94%	.93%	.96%	.93%

Expenses, before waivers/reimbursements(e)	1.05%	.94%	.93%	.96%	.93%

Net investment income(b)	2.83%	1.24%	1.11%	1.51%	1.89%

Portfolio turnover rate*	177%	159%	130%	135%	126%

See footnote summary on page 133.

130 | AB GLOBAL BOND FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended September 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 7.09	$ 8.52	$ 8.62	$ 8.66	$ 8.18

Income From Investment Operations

Net investment income(a)(b)	.23	.13	.13	.16	.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.13)	(1.20)	(.02)	.07	.52

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.10	(1.07)	.11	.23	.71

Less: Dividends and Distributions

Dividends from net investment income	(.58)	(.26)	(.15)	(.27)	(.23)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.10)	(.06)	– 0	–	– 0	–

Return of Capital	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.63)	(.36)	(.21)	(.27)	(.23)

Net asset value, end of period	$ 6.56	$ 7.09	$ 8.52	$ 8.62	$ 8.66

Total Return

Total investment return based on net asset value(d)	1.36%	(13.06)%	1.29%	2.79%	8.87%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$670,854	$724,876	$919,250	$854,892	$852,566

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.57%	.56%	.55%	.58%	.55%

Expenses, before waivers/reimbursements(e)	.57%	.57%	.55%	.58%	.56%

Net investment income(b)	3.31%	1.65%	1.49%	1.88%	2.27%

Portfolio turnover rate*	177%	159%	130%	135%	126%

See footnote summary on page 133.

abfunds.com	AB GLOBAL BOND FUND | 131

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended September 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 7.09	$ 8.52	$ 8.62	$ 8.66	$ 8.18

Income From Investment Operations

Net investment income(a)(b)	.23	.14	.13	.16	.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	(1.21)	(.02)	.08	.53

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.11	(1.07)	.11	.24	.72

Less: Dividends and Distributions

Dividends from net investment income	(.59)	(.26)	(.15)	(.28)	(.24)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.10)	(.06)	– 0	–	– 0	–

Return of Capital	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.64)	(.36)	(.21)	(.28)	(.24)

Net asset value, end of period	$ 6.56	$ 7.09	$ 8.52	$ 8.62	$ 8.66

Total Return

Total investment return based on net asset value(d)	1.40%	(13.01)%	1.34%	2.84%	8.93%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$813,849	$755,288	$717,784	$579,878	$580,799

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.52%	.51%	.50%	.53%	.50%

Expenses, before waivers/reimbursements(e)	.52%	.51%	.50%	.53%	.50%

Net investment income(b)	3.37%	1.73%	1.53%	1.93%	2.33%

Portfolio turnover rate*	177%	159%	130%	135%	126%

See footnote summary on page 133.

132 | AB GLOBAL BOND FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended September 30,
	2023	2022	2021	2020	2019

Class A
Net of waivers/reimbursements	.80%	.80%	.80%	.80%	.81%
Before waivers/reimbursements	.80%	.80%	.80%	.80%	.81%
Class C
Net of waivers/reimbursements	1.55%	1.55%	1.55%	1.55%	1.56%
Before waivers/reimbursements	1.55%	1.56%	1.55%	1.55%	1.56%
Advisor Class
Net of waivers/reimbursements	.55%	.55%	.55%	.55%	.56%
Before waivers/reimbursements	.55%	.56%	.55%	.55%	.56%
Class R
Net of waivers/reimbursements	1.39%	1.25%	1.24%	1.27%	1.24%
Before waivers/reimbursements	1.39%	1.25%	1.24%	1.27%	1.24%
Class K
Net of waivers/reimbursements	1.05%	.94%	.93%	.96%	.93%
Before waivers/reimbursements	1.05%	.94%	.93%	.96%	.93%
Class I
Net of waivers/reimbursements	.57%	.56%	.55%	.58%	.55%
Before waivers/reimbursements	.57%	.57%	.55%	.58%	.56%
Class Z
Net of waivers/reimbursements	.52%	.51%	.50%	.53%	.50%
Before waivers/reimbursements	.52%	.51%	.50%	.53%	.50%

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

*	The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

abfunds.com	AB GLOBAL BOND FUND | 133

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Global Bond Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Bond Fund, Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation

134 | AB GLOBAL BOND FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

November 22, 2023

abfunds.com	AB GLOBAL BOND FUND | 135

2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2023. For foreign shareholders, 31.99% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

136 | AB GLOBAL BOND FUND	abfunds.com

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS
Scott A. DiMaggio(2), Vice President Matthew S. Sheridan(2), Vice President John Taylor(2), Vice President Nancy E. Hay, Secretary	Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennier Friedland, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Global Fixed Income Investment Team. Messrs. DiMaggio, Sheridan and Taylor are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB GLOBAL BOND FUND | 137

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	77	None

138 | AB GLOBAL BOND FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Garry L. Moody,## Chairman of the Board 71 (2008)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	77	None

abfunds.com	AB GLOBAL BOND FUND | 139

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	77	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	77	None

140 | AB GLOBAL BOND FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 75 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	77	None

abfunds.com	AB GLOBAL BOND FUND | 141

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2020)	Private Investor since prior to 2018. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of Apollo Investment Corp. (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	77	None

142 | AB GLOBAL BOND FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	77	None

abfunds.com	AB GLOBAL BOND FUND | 143

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Marshall C. Turner, Jr.,## 82 (2005)	Private Investor since prior to 2018. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	77	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

144 | AB GLOBAL BOND FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Onur Erzan, 47	President and Chief Executive Officer	See biography above.

Scott A. DiMaggio, 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Co-Head of Fixed Income.

Matthew S. Sheridan, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Director—US Multi-Sector Fixed Income.

John Taylor, 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Director—Global Multi-Sector.

Nancy E. Hay, 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes, 47	Senior Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2018.

Stephen M. Woetzel, 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2018.

Phyllis J. Clarke, 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland, 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB GLOBAL BOND FUND | 145

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

146 | AB GLOBAL BOND FUND	abfunds.com

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB GLOBAL BOND FUND | 147

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Global Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

148 | AB GLOBAL BOND FUND	abfunds.com

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB GLOBAL BOND FUND | 149

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was lower than the median.

150 | AB GLOBAL BOND FUND	abfunds.com

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB GLOBAL BOND FUND | 151

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than the breakpoint levels. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoints and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale. The directors also informed the Adviser that they would continue to monitor the Fund’s asset levels and consider whether additional breakpoints should be imposed in the future if circumstances warranted doing so.

152 | AB GLOBAL BOND FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB GLOBAL BOND FUND | 153

NOTES

154 | AB GLOBAL BOND FUND	abfunds.com

NOTES

abfunds.com	AB GLOBAL BOND FUND | 155

NOTES

156 | AB GLOBAL BOND FUND	abfunds.com

AB GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GB-0151-0923

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr., Jorge A. Bermudez and Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Bond Fund	2022	$107,956	$—	$24,515

	2023	$107,956	$—	$22,432

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) 100% of the amounts for Audit-Related Fees and Tax Fees in the table under Item 4 (b) and (c) are for services pre-approved by the Fund’s Audit Committee. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Bond Fund	2022	$1,956,972	$24,515
			$—
			$(24,515)

	2023	$1,703,463	$22,432
			$—
			$(22,432)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes —Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Bond Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	November 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	November 29, 2023

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	November 29, 2023